Exhibit_10.4

LAND LEASE

This Land Lease (this “Lease”) is made and entered into as of the 30th day of January, 2003, by and between October 23rd Group L.L.C., an Arizona limited liability company (hereinafter referred to as “Landlord”), and NSHE Bassett, LLC, an Arizona limited liability company (hereinafter referred to as “Tenant”).

1.Demise, Term. Landlord, for and in consideration of the rent, covenants and agreements herein contained to be paid, kept and performed by Tenant, does hereby lease to Tenant upon and subject to all of the terms and conditions herein contained the land (the “Premises”) legally described on Exhibit A, which is attached hereto and made a part hereof for all purposes. The Premises consists of Lots 4 and 6 and a portion of Lot 5 of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the Plat of record in Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona (“Broadway Pantano Center”). Landlord is leasing the Premises in its present condition, except as specifically set forth herein.

The term of this Lease (the “Term”) shall begin at 11:59 p.m. on the first (1st) business day following mutual execution and delivery of this Lease (the “Commencement Date”) and expire at 11:59 p.m. on January 31, 2029, unless earlier terminated in accordance with the terms hereof.

Landlord hereby grants to Tenant the option (individually, an “Option”) to extend the Term for up to eleven (11) consecutive periods of five (5) years each (individually, an “Option Term”) on the same terms and conditions as set forth in this Lease. Each Option shall be exercised, if at all, by giving written notice to Landlord at least six (6) months prior to the expiration of the Term then in effect. Upon each such exercise, this Lease shall be extended without the execution of any further lease or other instrument. The failure to exercise a preceding Option shall terminate all succeeding Options.

2. Rent. Rent (“Rent”) shall be paid as set forth below. Rent shall be due and payable commencing March 1, 2003, and shall be paid in equal monthly installments during the Term and shall be due on the first day of each calendar month during the Term. Tenant shall pay Rent to Landlord as follows:

		Years	Per Annum
Initial Term:		03/01/03 – 01/31/09	$206,845.00
		02/01/09 – 01/31/14	$217,187.25
		02/01/14 – 01/31/19	$227,529.50
		02/01/19 – 01/31/24	$232,700.63
		02/01/24 – 01/31/29	$245,111.33
Option Terms:	1	02/01/29 – 01/31/34	$258,995.80
	2	02/01/34 – 01/31/39	$279,715.46
	3	02/01/39 – 01/31/44	$302,092.70
	4	02/01/44 – 01/31/49	$326,260.12
	5	02/01/49 – 01/31/54	$352,230.93
	6	02/01/54 – 01/31/59	$380,549.80
	7	02/01/59 – 01/31/64	$410,993.78
	8	02/01/64 – 01/31/69	$443,873.29
	9	02/01/69 – 01/31/74	$479,383.15
	10	02/01/74 – 01/31/79	$517,773.80
	11	02/01/79 – 01/31/84	$559,152.51

Tenant shall be responsible for paying all applicable rental or sales privilege tax on Rent, which shall be due with each installment.

In the event that any amount due Landlord under this Lease is not received by Landlord within ten (10) days after its due date for any reason whatsoever, then in addition to the past due amount, Tenant shall pay to Landlord a late charge in an amount equal to three percent (3%) of the amount then due in order to compensate Landlord for its administrative expenses relating to the collection of past due amounts, plus interest on the past due amount from and after the due date at the rate of fifteen percent (15%) per annum. Any such late charge or interest payment shall be payable immediately upon demand.

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3. Use; Construction.

(a) Use of the Premises. Tenant may use the Premises for any lawful use or purpose, provided, however, that Tenant shall comply with the terms and conditions of the REUA and the Declaration (both as hereinafter defined).

(b) Construction.

(i) Tenant shall, at its sole cost and expense, construct or cause to be constructed the improvements described below (collectively, the “Improvements”) upon the Premises. It is Tenant’s intention that the Improvements, once completed, shall substantially consist of a 88,408 square foot one-story building (the “Building”) with parking as required by the REUA and all applicable ordinances. The Improvements may include at some point during the term of this Lease an additional approximately 20,000 square feet which may be constructed by Tenant at Tenant’s sole cost and expense. Tenant’s costs shall include, without limitation, the costs of relocating any utilities, lighting improvements and roads and the design and engineering costs and surveying costs associated with same necessary for the development of the Premises. In the event that the City of Tucson requires the installation of a traffic signal and median (the “Traffic Light Improvements”) on Pantano Road at the entrance to Broadway Pantano Center, then Tenant shall be responsible for paying its pro-rata share of all of the costs associated with the Traffic Light Improvements based on the final square footage of the Premises compared to the total square footage of Lots 4, 5 and 6 of Broadway Pantano Center. Once all prerequisite approvals have been obtained, Tenant shall promptly submit any and all applications (the “Applications”) necessary for the approval of Tenant’s development plan for the Premises and for the issuance of building permits for the construction of the Building and the Improvements. Landlord shall cooperate with Tenant, at no cost to Landlord, in obtaining any required zoning, planning, use or other governmental or regulatory approvals, variances, licenses or permits as Tenant may require for the use of the Premises.

The design and construction of the Improvements shall be in accordance with applicable laws and ordinances of all governmental authorities having jurisdiction over the Premises, the zoning conditions affecting the Premises and the REUA as the same may be modified from time to time. Prior to Tenant’s submittal of the Applications to the City for review and approval, Tenant shall submit the Applications to Landlord for Landlord’s confirmation of such conformance. If Landlord believes that the design and construction of the Improvements are not so in conformance, Landlord shall give written notice to Tenant within five (5) days following receipt of the Applications. Landlord’s failure to either approve or reasonably disapprove the Applications within such five (5)-day period shall constitute Landlord’s approval thereof. If Landlord reasonably disapproves the Applications, then Landlord shall notify Tenant in writing of any reasonably required changes, and Tenant shall either (i) promptly incorporate any such changes into the Applications and redeliver it, as revised, to Landlord for approval or reasonable disapproval, or (ii) notify Landlord that it elects not to make the requested changes, at which time Tenant and Landlord agree to meet and confer in good faith to resolve differences relating to the Applications.

(ii) Tenant shall not cause or maintain or permit any nuisance or commit or suffer the commission of any waste within, on or about the Premises.

(c) Alterations and Repairs. All interior, structural and non-structural repairs, alterations and additions to the Premises shall fully comply with all applicable building and use codes. Tenant shall promptly pay when due the entire cost of all work done to the Premises and shall keep the Premises free of liens for labor or materials. Should mechanics’, materialmen’s or other liens be filed against the Premises by reason of the acts Tenant, Tenant shall cause the lien to be canceled and discharged of record by bond or otherwise within thirty (30) days of receiving actual notice of such lien.

4. Title; Quiet Enjoyment. Landlord represents and warrants that Landlord is seized in fee simple, and has good and marketable title to, the Premises, and that the Premises is free of all easements, covenants, restrictions, liens, tenancies, mortgages and encumbrances except as set forth in the leasehold title policy to be obtained by Tenant including, without limitation, matters arising from the subdivision of the Premises as a part of Broadway Pantano Center, that certain Reciprocal Ingress-Egress Easement Agreement dated as of April 19, 2002, by and between October 23rd Group, L.L.C., and Home Depot U.S.A., Inc. (“Home Depot”), and recorded on July 9, 2002, in the office of the Pima County, Arizona, Recorder at Docket 11837, Page 1966 (the “REUA”), and that certain Declaration of Covenants, Conditions, Restrictions and Easements Concerning Reciprocal Ingress-Egress Easement Obligations in form set forth in Exhibit B, which is attached hereto and made a part hereof (the “Declaration”) (all collectively, the “Permitted Exceptions”). Landlord represents and warrants that Landlord has the full right and authority to enter into this Lease without the joinder or approval of any other persons or parties including any mortgagee. Landlord covenants and warrants that Tenant shall have, hold and enjoy, during the Term, peaceful, quiet, undisturbed and undisputed possession of the Premises without hindrance or molestation by or from anyone, except as otherwise provided in the Permitted Exceptions. Landlord shall not during the Term encumber or impair the title to the Premises including, without limitation, any subsequent amendment or modification to the REUA, without Tenant’s prior

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written consent, which consent may be withheld by Tenant in Tenant’s sole discretion; however, Landlord may at any time mortgage Landlord’s fee interest in the Premises provided any mortgage is and remains in all respects subject and subordinate to this Lease and the rights of Tenant hereunder and, upon written request of Tenant, executes a document in form and substance satisfactory to Tenant, and to Tenant’s lender, assignees or sublessees evidencing such subordination. Any mortgagees currently holding a mortgage or deed of trust on the Premises shall execute such document in favor of Tenant within thirty (30) days after the date hereof. Should any mortgagee of Landlord succeed to Landlord’s interest through foreclosure or deed in lieu thereof, Tenant shall attorn to such succeeding party as its landlord under this Lease promptly upon any such succession, provided such succeeding party assumes all of Landlord’s duties and obligations under this Lease, including without limitation the covenant of quiet enjoyment. Such succeeding party shall not be liable for any of Landlord’s obligations and duties hereunder prior to its assumption of Landlord’s duties and obligations hereunder. Landlord agrees that it will execute and deliver an amendment to the REUA in the form set forth in Exhibit C, which is attached hereto and made a part hereof, provided Tenant acknowledges that the effectuation of such amendment is subject to the approval of Home Depot and to the approval of Landlord’s lender MONY Life Insurance Company. Tenant hereby agrees to reasonably cooperate with Landlord in connection with the access points on Centrepark Drive to the north of the Premises and hereby consents to Landlord’s agreeing to closing all of such access points. Tenant hereby also agrees to cooperated with Landlord and the City of Tucson with respect to any reconfiguration of the trailhead north and west of the Premises so long as same does not cause any material changes in Tenant’s development plans.

5. Maintenance; Utilities. Landlord shall not be required to furnish any services or make any repairs or alterations of any kind with respect to the Premises, unless the necessity therefor is caused by or attributable to the negligence or willful misconduct of Landlord or Landlord’s agents, employees, representatives or contractors. Tenant shall pay for all utility service to the Premises. Tenant shall, at Tenant’s own cost and expense, throughout the term of this Lease, keep and maintain the Premises and the Improvements in good condition and repair and shall use all reasonable precautions to prevent waste, damage or injury thereto. Tenant shall be responsible for maintaining and repairing the drainage channel located on the southerly boundary of Lots 4 and 6 of Broadway Pantano Center. Tenant shall have the right to enter into agreements with utility companies creating easements in favor of such companies as are required in order to service the Premises, and any other easements that may be required for Tenant’s use of the Premises, and, in such case, Landlord covenants and agrees to execute any and all documents, agreements and instruments, and to take all other actions, in order to effectuate the same, all at Tenant’s cost and expense. Tenant shall at all times abide by all laws, ordinances and regulations governing the condition and use of the Premises, including without limitation the Americans With Disabilities Act, as laws, ordinances and regulations are enforced from time to time.

6. Payments of Taxes and Assessments. Tenant shall, during the Term, at Tenant’s own cost and expense, pay all real estate, personal property, special assessments, and other similar ad valorum taxes, on the Premises, including any such taxes assessed on any and all of the Improvements and any other improvements now or hereafter constructed upon the Premises, that are due and payable during the Term. Tenant shall have the right to pay special assessments on any installment plan available by the taxing authority and shall be responsible for payment of only those installments that are due and payable during the Term. Tenant may contest, in good faith and by appropriate proceedings, at Tenant’s own cost and expense any tax, tax assessment, statute, rule, regulation, order, ordinance, lien or encumbrance relating to the Premises, including the Improvements thereon, in Tenant’s own name or in the name of Landlord, provided that Tenant provides any required security for the payment of any amount owed or complies with any other duty imposed by the taxing authority. Tenant shall, in all events, indemnify and hold harmless Landlord from and against any adverse consequences of the contest. Notwithstanding anything to the contrary herein, Landlord acknowledges and agrees that Landlord shall be responsible for any and all assessments levied against the Premises as of the date hereof or resulting from any work undertaken in conjunction with the development contemplated by REUA (except work by Tenant on its Premises), including, without limitation, the pending assessment in the amount of $6,407.49. Landlord shall take the reasonable steps requested by Tenant to make the Premises a separate tax parcel following issuance of a certificate of occupancy.

7. Insurance. During the Term, Tenant, at Tenant’s sole cost and expense, but for the mutual benefit of Tenant and Landlord as an additional insured, shall maintain for the Premises commercial general liability insurance with a combined single limit of at least $3,000,000.00 with an annual deductible not to exceed $10,000.00. Tenant shall also maintain for all Improvements constructed on the Premises by Tenant, property insurance against loss or damage covered by the industry standard fire and extended coverage or special form insurance policy in an amount not less than 100% of value with a replacement cost endorsement. Such general liability and property insurance policies shall be issued by insurers authorized to issue insurance policies in the State of Arizona with a financial rating of VIII or better and a policyholder’s rating of A- or better in the latest edition of Best’s Rating Guide on Property and Casualty Insurance Companies, and shall provide that Landlord shall be given a minimum of ten (10) days’ written notice by any such insurance company prior to the cancellation,

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termination or alteration of the terms or limits of such coverage. On or prior to the Commencement Date, Tenant shall deliver to Landlord a certificate evidencing the general liability insurance required of Tenant hereunder, naming Landlord (and any mortgagee of Landlord) as an additional insured. Throughout the Term, Tenant shall provide Landlord with evidence of renewal of such insurance coverage prior to the scheduled expiration of the current policy. Notwithstanding anything to the contrary herein, Landlord acknowledges and agrees that Tenant’s Lease with Kohl’s Department Stores, Inc. (“Kohl’s Lease”) allows Kohl’s to self insure and that so long as Kohl’s or any permitted assignee or subtenant is in full compliance with the self insurance provisions of the Kohl’s Lease, Landlord shall be deemed to be in full compliance with this Section 7.

8. Damage and Destruction of Improvements. In the event that the Improvements constructed by Tenant on the Premises or any part thereof are destroyed or damaged during the Term, Tenant shall either repair, demolish (and completely clear the site of materials and debris) or rebuild the Improvements. Insurance proceeds shall be the exclusive property of Tenant, provided that if this Lease terminates as a result of Tenant’s default, Landlord shall be entitled to all such insurance proceeds. No damage or destruction of any Improvements on the Premises shall affect the Term of this Lease or relieve Tenant from any obligation created or imposed by this Lease, including, but without limitation, Tenant’s obligation to make payment of the rent and all other charges on the part of Tenant to be paid, all other covenants and agreements on the part of Tenant to be performed.

9. Condemnation. In the event that the whole of the Premises shall be taken or condemned for any public use or purpose during the Term of this Lease or any extension thereof, or sold in lieu of condemnation, this Lease shall terminate as of the date of such taking. Landlord shall give Tenant notice of all condemnation proceedings or prospective condemnation proceedings including any notices of intent to condemn immediately upon Landlord’s acquiring knowledge of same. Tenant shall be entitled to receive an award for the taking of Tenant’s leasehold interest plus an award for the loss of Improvements, loss of business, relocation expense and any other damage which may be proved by Tenant and Landlord hereby assigns to Tenant the right to same including the right to receive payment directly from the condemning authority. Landlord shall receive the portion of the award attributed to loss of fee ownership. Tenant shall be responsible for discharging any Mortgage (as hereinafter defined), whether or not the proceeds paid hereunder are adequate to discharge same.

In the event that a part of the Premises shall be taken or condemned, or sold in lieu thereof, Tenant may elect to terminate this Lease, and in the event that Tenant makes such election, then all of the terms and conditions contained in the preceding paragraph with respect to Tenant’s right to receive an award for damages arising out of such taking shall apply. In the event that Tenant elects not to terminate this Lease, this Lease shall continue in effect with respect to the portion of the Premises not so taken or sold, with a proportionate reduction in Rent for the balance of the Term. In such event, Tenant shall be entitled to receive an award for the taking of Tenant’s leasehold interest with respect to that portion of the Premises so taken plus an award for the loss of Improvements, loss of business and any other damage that may be proved by Tenant, and Landlord hereby assigns to Tenant the right to same including the right to receive payment directly from the condemning authority. Landlord shall receive the portion of the award attributed to loss of fee ownership. Tenant shall have the right, but not the obligation, to apply condemnation proceeds towards the repair and restoration of the Improvements or what may remain thereof, provided however, that Tenant shall not be required to expend more than Tenant’s share of the award on such restoration or repairs.

In the event of any termination of this Lease as the result of the provisions of this Section 9, the parties, effective as of such termination, shall be released, each to the other, from all liability and obligations thereafter arising under this Lease, and this Lease shall become null and void and of no further force or effect, except for any then-pending obligation to indemnify the other party set forth herein.

10. Mortgages.

(a) Notwithstanding anything contained in this Lease to the contrary, Tenant is hereby given the right, without Landlord’s prior consent, to obtain a loan or loans (and to extend, renew, refinance or replace any such loan or loans and/or to negotiate and obtain a new loan or loans) secured by a mortgage on Tenant’s interest in the Premises, the building and improvements on the Premises, or any part thereof or property therein, and any sublease, under one or more mortgage(s) (“Mortgage”) and to assign this Lease and any sublease as collateral security for such mortgages, upon the condition that all rights acquired under such mortgages shall be subject to each and all of the covenants, conditions and restrictions set forth in this Lease, and to all rights and interests of Landlord herein, none of which covenants, conditions or restrictions is or shall be waived by Landlord by reason of the right given to so mortgage such interest in this Lease, except as may be expressly provided in this Section 10.

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(b) If Tenant shall mortgage this leasehold pursuant to the provisions hereof, and if the holder(s) of any such mortgage(s) shall send to Landlord a true copy thereof, together with written notice specifying the name and address of the mortgagee(s) and the pertinent recording data with respect to such mortgage(s), Landlord agrees that so long as any such leasehold mortgage(s) shall remain unsatisfied, the following provisions shall apply:

(i) There shall be no cancellation, surrender or modification of this Lease by joint action of Landlord and Tenant without the prior consent in writing of the leasehold mortgagee(s);

(ii) Landlord shall, upon serving Tenant with any notice of default, simultaneously serve a copy of such notice upon the Mortgagee. The Mortgagee shall thereupon have the same period, after service of such notice upon it, as is allowed to Tenant, to remedy or cause to be remedied the defaults complained of, and Landlord shall accept such performance by or at the instigation of the Mortgagee in response to any such notice of default as if the same had been performed by Tenant;

(iii) Anything herein contained notwithstanding, while such Mortgage remains unsatisfied, or until written notice of satisfaction is given by the holder(s) thereof to Landlord, if any default shall occur, which, pursuant to any provision of this Lease, entitles Landlord to terminate this Lease, and if before the expiration of fifteen (15) business days from the date of service of notice of termination upon such leasehold mortgagee(s), such Mortgagee shall have notified Landlord of its desire to nullify such notice and shall have paid to Landlord all rent and other payments herein provided for and then in default, and shall have complied or commenced the work of complying with all of the other requirements of this Lease except as provided in subparagraph (vii) of this Section 10(b), if any are then in default, and shall prosecute the same to completion with reasonable diligence, then in such event Landlord shall not be entitled to terminate this Lease and any notice of termination theretofore given shall be void and of no effect.

(iv) If Landlord shall elect to terminate this Lease by reason of default of Tenant, the Mortgagee shall not only have the right to nullify any notice of termination by curing such default as aforesaid, but shall also have the right to postpone and extend the date for the termination of this Lease as specified by Landlord in its notice of termination for a period of not more than six (6) months, provided that such leasehold mortgagee(s) shall cure or cause to be cured any then-existing monetary defaults and meanwhile pay the rent and all other charges and comply with and perform all of the other terms, conditions and provisions of this Lease on Tenant’s part to be complied with and performed, and provided further that the Mortgagee shall forthwith take steps to acquire or sell Tenant’s interest in this Lease by foreclosure of the Mortgage or otherwise and shall prosecute the same to completion with due diligence. If at the end of said six (6) month period the Mortgagee shall be actively engaged in steps to acquire or sell Tenant’s interest herein, the time for such Mortgagee to comply with the provisions of this Section 10(b) shall be extended for such period as shall be reasonably necessary to complete such steps with reasonable diligence and continuity; provided that during such period the Mortgagee shall continue to pay the rent and other charges and perform all other terms, conditions and provisions of this Lease on Tenant’s part to be complied with and performed; provided, further, that the total period extended to the Mortgagee under this subparagraph (iv) shall not exceed twelve (12) months.

(v) Landlord agrees that the name of the Mortgagee may be added as a loss payee to any and all insurance policies required to be carried by Tenant hereunder on condition that the insurance proceeds are to be applied in the manner specified in this Lease and that the Mortgage or collateral documents shall so provide.

(vi) Landlord agrees that in the event of termination of this Lease by reason of the bankruptcy or insolvency of Tenant, Landlord will enter into a new lease of the Premises with the Mortgagee or its nominee(s) or its assignee(s) for the remainder of the Term effective as of the date of such termination, at the rent and upon the terms, provisions, covenants and agreements as contained herein and subject only to the same conditions of title as this Lease is subject to on the date of execution hereof together with any exceptions to title created by or at the behest of Tenant, and to the rights, if any, of the parties then in possession of any part of the Premises, provided Landlord and Landlord’s Mortgagee approves of the financial credit standing of the new tenant, which approval shall be in its sole discretion and provided, further:

(A) said Mortgagee or its nominee(s) or assignee(s) shall make written request upon Landlord for such new lease within thirty (30) days after the date of such termination and such written request shall be accompanied by payment to Landlord of all sums due to Landlord under this Lease;

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(B) said Mortgagee or its nominee(s) or assignee(s) shall pay to Landlord at the time of the execution and delivery of such new lease, any and all sums which would at the time of the execution and delivery thereof be due pursuant to this Lease but for such termination, and in addition thereto, any expenses, including reasonable attorney’s fees, which Landlord shall have incurred by reason of such default;

(C) said Mortgagee or its nominee(s) or assignee(s) shall perform and observe all covenants herein contained on Tenant’s part to be performed and shall further remedy any other condition which Tenant under the terminated Lease was obligated to perform under the terms of this Lease; and upon execution and delivery of such new lease and any subleases which may have theretofore been assigned and transferred by Tenant to Landlord, as security under this Lease, shall thereupon be deemed to be held by Landlord as security for the performance of all of the obligations of the tenant under the new lease;

(D) Landlord shall not warrant possession of the Premises to the tenant under the new lease;

(E) such new lease shall be expressly made subject to the rights, if any, of Tenant under the terminated lease;

(F) the tenant under such new lease shall have the right, title and interest in and to the buildings and improvements on the Premises as Tenant had under the terminated lease; and

(G) said Mortgagee or its nominee(s) or assignee(s) shall bear the cost of recording such new lease or short form thereof if it or Landlord desires recordation thereof.

(vii) Nothing herein contained shall require the Mortgagee or its nominee(s) or assignee(s) to cure any default of Tenant under this Lease unless such Mortgagee shall choose to do so under subparagraph (ii) above or shall choose to nullify any notice of termination from Landlord pursuant to subparagraphs (iii) or (iv), or if such Mortgagee elects that Landlord enter into a new lease for the Premises pursuant to the provisions of subparagraph (v) above.

(viii) The proceeds from any insurance policies relating to the Premises or arising from a condemnation of the Premises are to be distributed pursuant to the provisions of this Lease; and

(c) Landlord shall, upon request, execute, acknowledge and deliver to each Mortgagee, an agreement prepared at the sole cost and expense of Tenant, in form satisfactory to such Mortgagee, between Landlord, Tenant and Mortgagee, agreeing to all of the provisions of this Section 10. The term “mortgage,” whenever used in this Section 10 shall include whatever security instruments are used in the locale of the Premises, such as, without limitation, mortgages, deeds of trust, security deeds and conditional deeds, as well as financing statements, security agreements and other documentation required pursuant to the Uniform Commercial Code, and shall also include any instruments required in connection with a sale-leaseback (or an assignment of lease and sublease) transaction.

11. Surrender. On the last day of the Term, Tenant shall surrender to Landlord the Premises free and clear of all liens, claims and encumbrances. Tenant shall surrender the Improvements in their reasonable condition with wear and tear excepted.

12. Defaults; Remedies.

(a) Any one or more of the following events shall be a default by Tenant and constitute a breach of this Lease: (i) failure by Tenant to observe and perform any covenant, condition, agreement or obligation contained herein on its part to be performed, which continues for a period of thirty (30) days after receipt by Tenant of written notice from Landlord specifying the nature of such default in reasonable detail, provided, however, if any such default cannot be remedied within such thirty (30)-day period, then Tenant shall not be in default if Tenant proceeds to cure the default after receipt of such written notice and diligently and continuously pursues same through completion; or (ii) the failure to pay Rent or any other monetary obligation to Landlord when due continues for a period of more than ten (10) days after receipt by Tenant of written notice of such monetary default provided, however, that no such written notice shall be required for the second such failure to pay Rent or any other monetary obligation when due for a period of more than ten (10) days after its due date during any calendar year.

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Upon the occurrence of an Event of Default and provided that all required notices have been given, Landlord may, without further notice to Tenant, terminate Tenant’s tenancy and proceed as required by the laws of the State of Arizona without accepting a surrender of the Premises or affecting Tenant’s liability for Rent and other charges due or future Rent and other charges becoming due hereunder. Upon any event of Default, Landlord shall be entitled to recover from Tenant, in addition to Rent and other charges equivalent to Rent, all other damages sustained by Landlord on account of the breach of this Lease, including, but not limited to, the costs, expenses and attorney fees incurred by Landlord in enforcing the terms and provisions hereof and in reentering and recovering possession of the Premises and for the cost of repairs, brokerage and attorney fees connected with the reletting of the Premises.

(b) Any right or remedy conferred on Landlord under this Lease shall not be deemed exclusive of any other rights or remedies that Landlord may have, and all of Landlord’s rights and remedies shall be cumulative. All of Landlord’s rights and remedies may be exercised and enforced concurrently and whenever and as often as the occasion therefor arises.

(c) The failure of Landlord to insist upon strict performance of any of the terms, covenants, and conditions herein shall not be deemed a waiver of any of Landlord’s other rights or remedies and shall not be deemed a waiver of any subsequent breach or default in any of the terms, covenants, and conditions herein contained. No surrender of the Premises shall be effected by Landlord’s acceptance of the keys thereto or acceptance of Rent therefor or by any other means whatsoever unless the same is evidenced by Landlord’s written acceptance of same as a surrender.

(d) In the event that it becomes necessary to enforce the covenants and provisions of this Lease through legal process, the prevailing party shall be entitled to recover as an element of damages the reasonable costs, attorney fees, and expenses incurred in such litigation, including the costs of appeal.

(e) Remedies Upon Landlord’s Default. In the event that Landlord shall at any time be in default in the observance or performance of any of the covenants and agreements required to be performed and observed by Landlord hereunder and any such default shall continue for a period of thirty (30) days after written notice to Landlord (or if such default is incapable of being cured in a reasonable manner within thirty (30) days, if Landlord has not commenced to cure the same within such thirty (30)-day period or does not thereafter diligently prosecute the same to completion), Tenant shall be entitled, at its election, to exercise, concurrently or successively, any one or more of the following rights, in addition to all remedies otherwise provided in this Lease and otherwise available at law or in equity:

(i) To bring suit for the collection of any amounts for which Landlord may be in default, or for the performance of any other covenant or agreement devolving upon Landlord, without terminating this Lease; or

(ii) To terminate this Lease upon thirty (30) days’ written notice to Landlord. In the event that Tenant elects to terminate this Lease as aforesaid, all rights and obligations of Tenant, and of any successors or assigns, shall cease and terminate, except that Tenant shall have and retain full right to sue for and collect all amounts for the payment of which Landlord shall then be in default.

All remedies of Tenant herein created or remedies otherwise existing at law or in equity are cumulative and the exercise of one or more right or remedies shall not be taken to exclude or waive the right to the exercise of any other. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as Tenant shall deem necessary.

13. Miscellaneous.

(a) Environmental Covenants. Tenant shall not use the Premises for the production, sale or storage of any toxic or hazardous chemicals, wastes, materials or substances, or any pollutants or contaminants, as those terms are defined in any applicable federal, state, local or other governmental law, statute, ordinance, code, rule or regulation (“Hazardous Substances”), and shall not use any Hazardous Substance in the Premises; and shall not permit any Hazardous Substance to be disposed of from, in and on the Premises, unless such Hazardous Substances are of the type normally used in the ordinary course of Tenant’s or Tenant’s subtenant’s business or cleaning and maintaining building improvements, and are stored, used and disposed of in accordance with all such laws, statutes, ordinances, codes, rules and regulations applicable to the Premises (“Environmental Regulations”). Throughout the term of this Lease and after its termination, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demand, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent

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or otherwise (including, without limitation, counsel and consultant fees, expert witness fees and expenses, investigation and laboratory fees and expenses, court costs and litigation expenses) arising out of, or in any way related to:

(i) a breach by Tenant of any of the covenants set forth in this Section;

(ii) the presence, disposal, spillage, discharge, emission, leakage, or release of any Hazardous Substance that occurs during the Term that is at, in, on, under, about, from or affecting the Premises, resulting from any such Hazardous Substance;

(iii) any personal injury or property damage that occurs during the Term arising out of or related to any such Hazardous Substance;

(iv) any lawsuit brought or any order or directive of or by any governmental authority that occurs during the Term relating to such Hazardous Substance; or

(v) any violation of any Environmental Regulation that occurs during the Term.

(b) Consents and Approvals. Whenever in this Lease the consent or approval of Tenant or Landlord shall be required, it is expressly agreed between the parties that such consent or approval will not be unreasonably withheld, conditioned or delayed.

(c) Construction Liens. If any lien or claim of lien of any mechanic, laborer or supplier or any other lien or claim for lien arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant, except any Mortgagee or construction loan (which shall only encumber the leasehold interest of Tenant), is filed, Tenant shall upon the commencement of any foreclosure action by any such lien claimant have such lien or claim for lien released of record or shall post a bond or other security to indemnify Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof.

(d) Recording of Memorandum. Upon execution hereof, the parties hereto shall enter into a Memorandum of Lease in recordable form, which Memorandum shall be recorded by Tenant in the Pima County, Arizona, Recorder’s office, provided, however, that no economic terms shall be described in the Memorandum.

(e) Hold Over. Tenant shall pay Landlord to 150% of the monthly Rent applicable in the last year of the Term for each month, with no proration, during which Tenant retains possession of the Premises, or any part thereof, after the expiration or termination of the Term, or the termination of Tenant’s right of possession of the Premises.

(f) Pantano Road Signage. Tenant shall be entitled to utilize all of the thirty percent (30%) of the area not allocated to Home Depot of the sign to be constructed along Pantano Road.

14. Assignment and Subletting. Tenant may assign this Lease or any interest therein or may sublease the Premises without the consent of Landlord; however, no such assignment or sublease shall release Tenant from any obligation or liability hereunder whether or not such assignee shall assume the obligations of Tenant under this Lease. Specifically and without limitation, Tenant may assign its rights under this Lease to Continental 34 Fund Limited Partnership, a Wisconsin limited partnership, and Landlord is hereby deemed to have consented to such assignment. Notwithstanding the foregoing, this Lease may be assigned to a Mortgagee as security, or by virtue of a foreclosure or assignment deed in lieu of foreclosure, and, in such event, such Mortgagee shall only be liable under this Lease until the effective date of such assignment of this Lease to a third party and shall be released from any liability pursuant to this Lease accruing after the effective date of such assignment but only if such Mortgagee’s assignee expressly assumes in writing all of the obligations of Tenant under this Lease. Landlord shall execute, acknowledge and deliver documents to that effect upon reasonable request from such Mortgagee. Landlord agrees to enter into a Non-Disturbance and Attornment Agreement with Kohl’s Department Stores, Inc. (“Kohl’s”), in the form set forth as Exhibit “D” hereto, in connection with the contemplated sublease of the Premises by Kohl’s from Tenant (the Kohl’s Sublease”). In the event that the Kohl’s Sublease terminates, Landlord agrees to execute a Non-disturbance and Attornment Agreement in the form set forth as Exhibit “D” hereto with a sublessee under a new sublease so long as the proposed new sublessee has a net worth at least equal to the financial net worth of Kohl’s, there is a guaranty from any parent company comparable to the guaranty given under the Kohl’s Sublease, and the terms and conditions of the new sublease are substantially similar to those under the Kohl’s Sublease.

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15. Sale or Conveyance of Premises. In the event of the sale of the Premises by Landlord, such sale shall be subject to all of the terms of this Lease.

16. Relationship of Parties. Nothing herein shall be construed so as to constitute a joint venture or partnership between Landlord and Tenant.

17. Applicable Law. This Lease shall be construed under the laws of the State of Arizona.

18. Interpretation. In interpreting this Lease in its entirety, the printed provisions of this Lease and any additions written or typed thereon shall be given equal weight, and there shall be no inference, by operation of law or otherwise, that any provision of this Lease shall be construed against either party hereto.

19. Headings, Captions and References. The section captions contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The use of the terms “hereof,” “hereunder” and “herein” shall refer to this Lease as a whole, inclusive of the Exhibits, except when otherwise noted. The use of the masculine or neuter genders herein shall include the masculine, feminine and neuter genders and the singular form shall include the plural when the context so requires.

20. Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

21. Counterparts. This Lease may be executed in several counterparts, each of which may be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

22. Entire Agreement. This Lease shall merge all undertakings between the parties hereto with respect to the Premises and, upon execution by both parties, shall constitute the entire lease agreement, unless otherwise hereafter modified by both parties in writing. Tenant hereby acknowledges that neither Landlord nor Landlord’s employees, agents or contractors have made any representations or promises to Tenant with regard to the Premises or this Lease that have not been expressly stated in this Lease and, therefore, Tenant hereby waives any and all claims against, or liability of, Landlord and Landlord’s employees, agents, and contractors based thereon.

23. Successors and Assigns. All covenants, promises, conditions, representations, and agreements herein contained shall be binding upon, apply and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

24. Notice. Any notice that shall be given hereunder shall be mailed or sent by national courier service and shall be deemed to have been mailed, rendered, given or served on the date mailed or sent and shall be deemed to have been received on the expiration of two (2) business days after mailing or one (1) business day after being sent by national courier service (i.e., Federal Express, Airborne, etc.).

Any notice to Landlord shall be addressed to:

October 23rd Group L.L.C.

Attention: Steven A. Mar

6040 N. Tocito Place

Tucson, AZ 85718

Any notice to Tenant shall be addressed to:

Continental Properties Company, Inc.

Attn: Legal Department

10850 W. Park Place, 6th Floor

Milwaukee, Wisconsin 53224

9

Each party shall have the right to change such party’s notice address by notice to the other party given as provided in this Section; provided, however, that until actual receipt of a change of address notice, any notice to the previously designated address shall be deemed properly given.

25. Indemnity. Tenant agrees to defend, indemnify and save Landlord harmless from all injury, loss, claims or damage (including attorneys’ fees and disbursements incurred by Landlord in conducting an investigation and preparing for and conducting a defense) to any person or property arising from, related to, or in any way connected with the use or occupancy of the Premises or the conduct or operation of Tenant’s business, unless such injury, loss, claims or damage are attributable to the negligence or intentional act of Landlord or its agents, servants or employees.

26. Estoppel. Upon request of Landlord or Tenant, the other party, within twenty (20) days of the date of such written request, agrees to execute and deliver to the party requesting, without charge, a written statement: (a) ratifying this Lease; (b) certifying that this Lease is in full force and effect, if such is the case, and has not been modified, assigned, supplemented or amended, except as shall be stated; (c) certifying that all conditions and agreements under this Lease to be satisfied and performed have been satisfied and performed, except as shall be stated; (d) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental has been paid; and (e) confirming such other provisions as are reasonably requested by such party.

27. Confidentiality. Landlord and Tenant agree that the terms and conditions of this Lease shall be maintained strictly confidential, and, except for filings with any court, neither party shall disclose, either orally or in writing, any of the contents of this Lease to any person, other than executive officers and management level employees of Tenant, and partners, members and management level employees of Landlord, as well as the parties’ respective lenders, attorneys’, accountants, consultants and engineers (the “Permitted Parties”). Landlord and Tenant shall each direct the Permitted Parties not to disclose the terms and conditions of this Agreement to any persons other than Permitted Parties.

28. Execution of Documents. Landlord and Tenant shall each cooperate with the other and execute such documents as the other party may reasonably require or request in order to carry out the intents and purposes of this Lease.

29. Brokerage Commissions. Landlord shall be responsible for paying a real estate commission to Bourne Partners by separate agreement. Landlord and Tenant each warrants and represents to the other that there are no other brokers’ or finders’ fees or any real estate commissions due to any broker, agent or other party in connection with the negotiation or execution of this Lease, or on behalf of either of them. Each party shall indemnify the other with respect to compensation, commissions, fees or other sums claimed to be due or owing with respect to the representations made by Landlord or Tenant, as applicable.

30. Personal Guaranty. Performance of Tenant’s obligations under this Lease is personally guarantied by Continental Properties Company, Inc., a Wisconsin corporation (the “Guarantor”), pursuant to a Limited Guaranty in the form set forth in Exhibit “E” hereto. In the event that Landlord pledges its fee interest to a secured lender, Tenant agrees to cause Guarantor to provide reasonable information regarding its ability to guaranty this Lease so long as the Limited Guaranty is in force, provided, however, that Tenant shall not have an obligation to provide financial statements. So long as this Lease is not in default, Tenant may substitute a guarantor of this Lease in the place and stead of Guarantor, provided that such substitute guarantor shall demonstrate a net worth at least equal to the net worth of Guarantor.

31. Right of First Offer.

(a) If at any time after the Commencement Date Landlord desires to offer the Premises or any portion thereof for sale (the “Proposed Sale Parcel”), then prior to offering to sell the Proposed Sale Parcel to any other person or entity Landlord shall offer Tenant the right to purchase the Proposed Sale Parcel by sending to Tenant a written notice of the specific terms of an offer to sell including price (the “Offering Amount”), payment terms, conditions of title, costs of escrow and all other material terms, and a proposed purchase agreement and joint escrow instructions reflecting such terms, executed by Landlord (the “Proposed Agreement”).

(b) Tenant shall have thirty (30) days after its receipt of the Proposed Agreement to exercise its right to purchase the Proposed Sale Parcel by executing the Proposed Agreement and transmitting it to Landlord, or by submitting a counteroffer. If Tenant counteroffers, Landlord and Tenant shall negotiate diligently and in good faith in order to attempt to reach an agreement within ten (10) days after Landlord receives Tenant’s counteroffer. If Tenant does not elect to accept such offer in writing within said thirty (30)-day period, or if Landlord and Tenant do not reach written agreement on Tenant’s

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counteroffer within such ten (10)-day period, then for a period of one hundred eighty (180) days thereafter (the “Third Party Sale Period”) Landlord may offer to sell the Proposed Sale Parcel to a third party on the same terms as were set forth in the Proposed Agreement. If Landlord fails to enter into an agreement in writing on such terms and conditions with any third party during the Third Party Sale Period, and if Landlord again desires to offer the Proposed Sale Parcel for sale, Landlord shall again follow the foregoing procedure for granting Tenant the right of first offer. In the event that Tenant determines not to exercise its right to purchase the Proposed Sale Parcel, then upon written request of Landlord Tenant shall deliver a written statement setting forth such determination.

(c) As a condition precedent to accepting a third party offer during the Third Party Sale Period for an amount less than ninety-five percent (95%) of the Offering Amount, or accepting any offer which is on terms substantially more favorable to the purchaser than in the Proposed Agreement, Landlord shall give Tenant notice of such terms together with the applicable purchase agreement and joint escrow instructions, and Tenant shall have an additional thirty (30) days after the receipt of such notice and joint escrow instructions to exercise this right of first offer. If Tenant accepts such revised proposal, the Landlord and Tenant shall execute the revised purchase agreement and joint escrow instructions reflecting the more favorable terms within ten (10) days, or as soon thereafter as is reasonably possible. If Tenant fails to accept such offer within the thirty (30)-day period or does not execute such joint escrow instructions within the ten (10)-day period, Landlord shall be free to sell the Proposed Sale Parcel during the Third Party Sale Period on terms no more favorable than were most recently offered to Tenant. At no time may Landlord sell the Proposed Sale Parcel on terms which are more favorable than were first offered to Tenant in the manner specified herein. Tenant may enforce its rights under this Section 31 by obtaining a court order for specific performance, or damages, or both, and shall be entitled to an award of its costs of suit, including attorneys’ fees, in addition to any other relief which the court awards.

(d) This right of first offer shall remain in full force and effect throughout the Term of this Lease, including the Option Terms, and shall apply to any and all successor Landlords.

32. Limited Liability of Original Tenant NSHE Bassett, LLC. Landlord shall not have recourse for the enforcement of any obligation, promise or agreement of original Tenant NSHE Bassett, LLC (“NSHE”) contained in this Lease or for any claim based hereon or otherwise in respect hereof against any director, member, officer, agent, attorney or employee, as such, in his individual capacity, past, present, or future, of NSHE or of any successor entity of NSHE (other than assignees under this Lease), whether by virtue of any constitutional provisions, statue or rule of law, or by the enforcement of any assessment or penalty or otherwise. No personal liability whatsoever shall attach to, or be incurred by, any director, member, officer, agent, attorney, or employee, as such, past, present or future, of NSHE of any successor entity (other than assignees under this Lease), under or by reason of any of the obligations, promises or agreements entered into between Landlord and Tenant, whether contained in this Lease or to be implied herefrom as being supplemental hereto, and all personal liability of that character against every such director, member, officer, agent, attorney and employee is, by the execution of this Lease and as a condition of, and as part of the consideration for, the execution of this Lease, expressly waived and released. The immunity of directors, members, officers, agents, attorneys and employees of NSHE under the provisions contained in this paragraph shall survive the completion of the project, the sale thereof, and the expiration of the Term of, or earlier termination of, this Lease. This limitation of liability shall not apply to any assignees of Tenant’s rights under this Lease by is only given to NSHE because it is an accommodator to a deferred tax exchange.

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IN WITNESS WHEREOF, the parties hereto have executed or have caused this Lease to be duly executed as of the day and year first above written.

LANDLORD:

OCTOBER 23RD GROUP L.L.C., an Arizona limited liability company

By:	Mar Enterprises, L.L.C., an Arizona limited liability company, its Managing Member

	By:	/s/ Steven A. Mar
Steven A. Mar, Authorized Signatory

TENANT:

NSHE BASSETT, LLC, an Arizona limited liability company

By:	National Safe Harbor Exchanges, a
California corporation, its Sole Member

	By:	/s/ Dana R. Sobrado
Dana R. Sobrado, Assistant Vice President

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LIST OF EXHIBITS

Exhibit A – Legal Description of the Premises

Exhibit B – Declaration Re: Home Depot Obligations

Exhibit C – Amendment to REUA

Exhibit D – Kohl’s Non-Disturbance and Attornment Agreement

Exhibit E – Limited Guaranty

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Exhibit_10.4

EXHIBIT A

(Legal Description)

Lots 4 and 6 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona.

EXCEPT that portion of Lot 4 described as follows:

COMMENCING at the Northeast corner of said Lot 4, said point also being the TRUE POINT OF BEGINNING;

Thence South 00º 11’ 12” West, along the easterly line of said Lot 4, a distance of 56.00 feet, to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 4;

Thence North 89º 46’ 08” West, parallel with said North line of Lot 4, a distance of 34.94 feet;

Thence South 87º 56’ 25” West, a distance of 100.08 feet to a point on a line lying 60.00 feet Southerly and parallel with said North line of Lot 4;

Thence North 89º 46’ 08” West, parallel with said North line of Lot 4, a distance of 442.36 feet, to a point on the westerly line of Lot 4;

Thence North 00º 11’ 12” East, along the westerly line of Lot 4, a distance of 60.00 feet to the Northwest corner of Lot 4;

Thence South 89º 46’ 08” East, along the North line of said Lot 4, a record distance of 577.35 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH that portion of Lot 5 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:

SHEET 1 OF 3

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COMMENCING at the Northwest corner of said Lot 5;

Thence South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 56.00 feet, to the TRUE POINT OF BEGINNING;

Thence continuing South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 54.79 feet;

Thence South 34º 48’ 48” East, along the westerly line of said Lot 5, a distance of 152.21 feet;

Thence leaving the westerly line of Lot 5, North 00º 11’ 12” East, a distance of 179.41 feet to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 5;

Thence North 89º 46’ 08” West, parallel with the said North line of Lot 5, a distance of 87.31 feet, to the TRUE POINT OF BEGINNING.

Said parcel contains 427363 square feet or 9.811 acres.

SHEET 2 OF 3

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DATE REV'D: 1-29-03

ENTRANCO

NORTH LINE OF LOT 4 OF BROADWAY PANTANO CENTER
NW CORNER LOT 4
POB
S00°11'12"W 54.79'
NE CORNER LOT 4 AND NW CORNER LOT 5
N
1"=120'
N89°46'08"W 877.35' (R) 877.28' (M)
577.35' (R) 577.28' (M)
300.00'
POB
60.00'
S87°56'25"W 100.08'
N89°46'08"W 87.31'
N89°46'08"W 442.36'
N89°46'08"W 34.94'
S00°11'12"W 54.79'
N34°48'48"W 152.21'
N00°11'12"E 179.41'
LOT 5
L=78.54'
R=50.00'
Δ= 90°00'00"
N00°11'12"E 18.22'
N89°48'48"W 162.64'
LOT 1
BROADWAY PANTANO CENTER (56/84)
S00°11'12"W 605.16' (R) 605.00' (M)
545.16' (R) 545.00' (M)
LOT 4
42.00'
LOT 6
259.00'
301.00'
N00°11'46"E (R) N00°11'45"E (M)
PROFESSIONAL LAND SURVEYOR
CERTIFICATE NO.
20351
JACK L.
AVIS
Date Signed 1/29/03
ARIZONA
S89°48'48"E
74.95'
659.26' (R) 659.20' (M)
217.99'
S89°48'48"E (R) 877.25' (R) S89°48'15"E (M) 877.19' (M)
S89°48'48"E (R) 952.20' (R)

SHEET 3 OF 3

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Exhibit_10.4

EXHIBIT “B”

When recorded, return to:

Joe F. Tarver, P.C.

4710 N. Caida Place

Tucson, AZ 85718

DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS

CONCERNING RECIPROCAL INGRESS-EGRESS EASEMENT OBLIGATIONS

THIS DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS CONCERNING RECIPROCAL INGRESS-EGRESS EASEMENT OBLIGATIONS (this “Declaration”) is made and entered into as of the 17th day of February, 2003, by OCTOBER 23RD GROUP L.L.C., an Arizona limited liability company (“October Group”), and PIMA FEDERAL CREDIT UNION, a corporation (“Pima Federal”).

PRELIMINARY STATEMENTS

A. October Group is the owner of that certain real property legally described in Exhibit “A” attached hereto (the “Shopping Center Property” or the “Shopping Center”).

B. October Group, as “Landlord”, and Home Depot U.S.A., Inc., a Delaware corporation, as “Tenant”, previously entered into a certain Ground Lease dated March 12, 2001, as amended by that certain Development Agreement and First Amendment of Lease dated as of April 19, 2002, and that certain Second Amendment of Lease dated as of November 21, 2002 (collectively, the “Home Depot Lease”). The Home Depot Lease is evidenced by a certain Amended and Restated Memorandum of Lease dated as of November 21, 2002, and recorded on November 27, 2002, in the office of the Pima County, Arizona, Recorder at Docket 11935, Page 13209. Home Depot U.S.A. Inc. and its successors and assigns as Tenant under the Home Depot Lease, and any extension or renewal thereof, are referred to herein collectively as “Home Depot.”

C. Pursuant to the Home Depot Lease, Home Depot leases from October Group that portion of the Shopping Center Property legally described in Exhibit “B” hereto (the “Home Depot Premises”). October Group owns the fee interest (the “Underlying Fee”) in the Home Depot Premises. The record holder of fee title to the Underlying Fee, its heirs, personal representatives, successors and assigns (whether by sale, transfer, foreclosure, deed in lieu of foreclosure, or otherwise) is referred to herein as the “Underlying Fee Owner”.

D. October Group was originally also the owner of that certain real property legally described in Exhibit “C” attached hereto (the “Adjoining Parcel”). October Group has now conveyed that portion of the Adjoining Parcel legally described in Exhibit “D” attached hereto to Pima Federal (the “Pima Federal Parcel”). The record holder of fee title to any portion of the Adjoining Parcel, its heirs, personal representatives, successors and assigns (whether by sale, transfer, foreclosure, deed in lieu of foreclosure, or otherwise) is referred to herein as an “Adjoining Parcel Owner” or “Adjoining Parcel Owners”.

E. In addition to the Home Depot Lease, October Group and Home Depot entered into that certain Reciprocal Ingress-Egress Easement Agreement dated as of April 19, 2002, and recorded on July 9, 2002, in the office of the Pima County, Arizona, Recorder at Docket 11837, Page 1966, as amended by that certain First Amendment to Reciprocal Ingress-Egress Easement dated as of February    , 2003, and recorded on February     , 2003, in the office of the Pima County, Arizona, Recorder at Docket             , Page      (collectively, the “Home Depot REA”), by the terms of which October Group and Home Depot set forth certain reciprocal easement rights with respect to the Shopping Center Property and the Adjoining Parcel and agreed to certain maintenance obligations with respect to the “Common Areas” (as defined in the Home Depot REA), and agreed to certain use restrictions and prohibitions encumbering the Adjoining Parcel.

Notwithstanding October Group’s ownership of the Underlying Fee and October Group’s and Pima Federal’s ownership of the Adjoining Parcel, such common ownership shall not cause a merger of any of the easements, rights and benefits granted hereunder for the benefit of the Home Depot Premises and the Underlying Fee over the Adjoining Parcel nor cause the merger of any of the obligations or burdens placed hereunder upon the Adjoining Parcel for the benefit of the Home Depot Premises and the Underlying Fee.

F. October Group and Pima Federal desire to make this Declaration in order to set forth certain easements, covenants, conditions and restrictions that encumber the Adjoining Parcel for the benefit of the October Group, the Underlying Fee Owner and Home Depot (collectively, the “Benefitted Owners”) and for the benefit of the Home Depot Premises and the Underlying Fee, and to obligate each Adjoining Parcel Owners to be liable for the full and faithful performance of all of the covenants, conditions, restrictions and easements set forth in this Declaration and to provide that this Declaration may be enforced by any or all of the Benefitted Owners (including without limitation October Group at such time as it no longer owns any portion of the Shopping Center or the Adjoining Parcel).

DECLARATIONS

1. Imposition of Covenants. In order to accomplish the purposes and intentions recited above, October Group and Pima Federal hereby submit the Adjoining Parcel, together with all improvements, appurtenances and facilities relating to or located on the Adjoining Parcel now and in the future, to this Declaration, and hereby impose upon the Adjoining Parcel the covenants, conditions, restrictions and easements and other provisions of this Declaration for the benefit of the Underlying Fee, the Home Depot Premises and the Benefitted Owners, and October Group and Pima Federal hereby declare that the Adjoining Parcel shall be held, sold, conveyed, encumbered, leased, rented, occupied and improved subject to the provisions of this Declaration.

2. Covenants Running With the Land. Each and every of the provisions of this Declaration shall be a burden upon the Adjoining Parcel and shall be appurtenant to and for the benefit of the Home Depot Premises and the Underlying Fee. All provisions of this Declaration shall be deemed to be covenants running with the land or equitable servitudes, as the case may be.

3. Faithful Performance. Each Adjoining Parcel Owner and its Permittees (as defined in Section 8(e) below) shall be obligated at all times to fully and faithfully perform in a timely manner all of the covenants, both affirmative and negative, and all of the terms and provisions set forth in this Declaration, together with all of the terms and provisions set forth in the Home Depot REA as they relate to the Adjoining Parcel as if all such covenants and terms and provisions were fully set forth in this Declaration, and all references herein to the Declaration shall be deemed to include the Adjoining Parcel Owners’ obligations under the Home Depot REA.

4. Indemnification. Each Adjoining Parcel Owner shall defend, indemnify and hold the Benefitted Owners harmless for, from and against any and all damages, liabilities, losses, actions, claims, costs and expenses (including reasonable attorneys’ fees and court costs and reasonable attorneys’ fees and court costs on appeal) incurred as a result of its failure, or the failure of any of the tenants, subtenants, licensees, concessionaires occupants or users of its portion of the Adjoining Parcel, to comply with the provisions of this Declaration.

5. Enforcement and Remedies. By accepting a deed for any portion of the Adjoining Parcel, each Adjoining Parcel Owner (i) shall be deemed to acknowledge and agree that the foregoing covenants, conditions and restrictions are a material inducement to the sale of the Adjoining Parcel to such Adjoining Parcel Owner; and (ii) agrees that the Benefitted Owners shall have the right to enforce the provisions of this Declaration by any and all appropriate injunctive or other equitable relief, in addition to any and all remedies at law, (iii) agrees that the violation of any of the covenants, conditions and restrictions in this Declaration may result in damages that are difficult or impossible to determine in amount, and therefore equitable remedies to enjoin the violation are appropriate, including temporary injunction, permanent injunction and specific performance against the breach of any of the provisions hereof, and (iv) agrees that any defaulting Adjoining Parcel Owner shall reimburse each Benefitted Owner for all expenses incurred by such Benefitted Owner in enforcing this Declaration, including without limitation reasonable attorneys’ fees. Enforcement of the covenants, conditions, restrictions and easements and other provisions contained in this Declaration may be by any proceeding at law or in equity against any person or persons or entity or entities violating or attempting to violate any such provision, to enjoin or restrain such violation or attempted violation or to recover damages, or both, and the Benefitted Owners shall have the right to institute, maintain and prosecute any such proceedings and to recover its costs and reasonable attorneys’ fees incurred pursuant thereto.

6. Creation of Lien. Each Adjoining Parcel Owner, by acceptance of a deed to any portion of the Adjoining Parcel, whether or not it shall be so expressed in such deed, shall be deemed to covenant and agree to pay to the Benefitted Owners all amounts recoverable against such defaulting Adjoining Parcel Owner under this Declaration, and such amounts shall be a charge upon that portion of the Adjoining Parcel owned by of the defaulting Adjoining Parcel Owner and shall be a continuing lien upon such portion of the Adjoining Parcel. The lien so created hereby may be enforced by foreclosure of the defaulting Adjoining Parcel Owner’s portion of the Adjoining Parcel in like manner as a mortgage or deed of trust on real property. In any such foreclosure, the defaulting Adjoining Parcel Owner shall be required to pay the costs and expenses of such proceedings, including without limitation reasonable attorneys’ fees.

Prior to undertaking enforcement of the lien provided for in this Section 6, the Benefited Owner or Benefited Owners, as applicable, shall file a notice in the official records of the Pima County Recorder, signed and verified, which shall contain at least: (i) an itemized statement of all amounts due and payable pursuant hereto; (ii) a description sufficient for identification of the portion of the Adjoining Parcel that is the subject of the lien; (iii) the name of the Adjoining Parcel Owner or reputed Adjoining Parcel Owner of the portion of the Adjoining Parcel that is the subject of the lien; and (iv) the name and address of the Benefitted Owner or Benefitted Owners, as applicable. The lien, when such notice has been recorded, shall be prior and superior to all right, title, interest, lien or claim that may be or has been acquired or attached to such portion of the Adjoining Parcel after the time of filing of this Declaration.

7. Right to Remedy Defaults and Access Easement. In the event that any Adjoining Parcel Owner or its Permittees violate the provisions of this Declaration, any or all of the Benefitted Owners shall be entitled, but not obligated, to undertake any and all remedial action to cure such violations, including without limitation performing maintenance and repair on the Adjoining Parcel, and all costs, expenses and fees incurred for such remedial action, plus a management fee equal to fifteen percent (15%) of such costs, expenses and fees to defray administrative expenses, shall be the obligation of the defaulting Adjoining Parcel Owner and shall be added to and become part of the lien on the defaulting Adjoining Parcel Owner’s portion of the Adjoining Parcel and shall be enforceable and collected as provided in Section 6 hereof.

The Adjoining Parcel is hereby made subject to an easement in favor of the Benefitted Owners (including their agents, employees and contractors) for the purpose of entry to take any and all remedial action necessary or desirable to cure violations of this Declaration.

8. Miscellaneous.

(a) This Declaration shall be construed in accordance with the laws of the State of Arizona.

(b) This Declaration shall be effective as of the date of recording hereof in the Office of the Pima County, Arizona, Recorder and shall continue in full force and effect in perpetuity. This Declaration may be modified by a written agreement among the Underlying Fee Owner and the Adjoining Parcel Owners, and during the term of the Home Depot Lease and any extension or renewal thereof consented to by Home Depot, and recorded in the Office of the Pima County Recorder. This Declaration may be terminated by written notice recorded in the office of the Pima County, Arizona, Recorder executed by the Underlying Fee Owner, any mortgagee upon the Underlying Fee and Home Depot, and, upon expiration or termination of the Home Depot Lease, by the Underlying Fee Owner and any mortgagee upon the Underlying Fee acting alone.

(c) Failure by the Benefitted Owners to enforce any covenant, condition, restriction or easement or other provision contained in this Declaration shall in no way or event be deemed to be a waiver of the right to do so thereafter.

(d) The provisions of this Declaration shall be deemed to be independent and severable, and the invalidity of any one or more of the provisions of it by judgment or court order or decree shall in no way affect the validity or enforceability of any of the other provisions, which provisions shall remain in full force and effect to the fullest extent provided by law.

(e) As used in the Declaration, the term “Permittees” shall mean the tenants, employees, agents, guests, invitees, licensees, or contractors of the Adjoining Parcel Owners and their respective subtenants, employees, agents, guests, invitees, licensees, or contractors.

(f) This Declaration shall inure to the benefit of the Underlying Fee, Home Depot Premises and the Benefitted Owners and be binding upon the Adjoining Parcel Owners of the Adjoining Parcel and the respective portions thereof, their heirs, personal representatives, successors and assigns, and each Adjoining Parcel Owner shall be liable for the performance of all covenants, obligations and undertakings herein set forth with respect to the portion of the Adjoining Parcel owned by it that accrue during the period of such ownership. Each term, covenant, condition, restriction and agreement contained herein respecting the Adjoining Parcel shall be a burden on the Adjoining Parcel, shall be appurtenant to and for the benefit of the Underlying Fee and Home Depot Premises, and shall run with the land.

(g) The provisions of this Declaration are not intended to create, nor shall they in any way be interpreted or construed to create, a joint venture, partnership or any other similar relationship between the parties. Each party shall be considered a separate party, and no party shall have the right to act as agent for another, unless expressly authorized to do so herein or by separate written instrument signed by the party to be charged.

(h) The captions and headings in this Declaration are for reference only and shall not be deemed to define or limit the scope or intent of any of the terms, covenants, conditions, restrictions or agreements contained herein.

(i) Whenever the context requires in construing the provisions of this Declaration, the use of one gender shall include both genders, the use of the singular shall include the plural, and the use of the plural shall include the singular. The word “including” shall be construed inclusively, and not in limitation, whether or not the words “without limitation” or “but not limited to” (or words of similar import) are used with respect thereto. Unless otherwise provided, references to Sections refer to the Sections of this Declaration.

(j) If any party hereto or bound hereby is composed of more than one person, then the obligations of such party shall be joint and several.

(k) Time is of the essence with respect to the performance of each obligation of this Declaration. Whenever performance is required by any Person hereunder, such Person shall use all due diligence to perform and take all necessary measures in good faith to perform.

(l) Except as specifically provided below, there shall be absolutely no corporate or personal liability of persons who constitute Home Depot, or persons who constitute the Underlying Fee Owner or persons who constitute the mortgagee or beneficiary of any mortgage or deed of trust that encumbers the Underlying Fee, including, but not limited to, officers, directors, employees or agents thereof, with respect to any of the terms, covenants, conditions and provisions of this Declaration. In the event of any dispute or litigation arising from or connected with this Declaration, the Adjoining Parcel Owner who seeks recovery from Home Depot, the Underlying Fee Owner or such mortgagee or beneficiary shall look solely to the interest of Home Depot in the Home Depot Lease, and solely to the interest of the Underlying Fee Owner or such mortgagee or beneficiary in the Underlying Fee, as applicable, for the satisfaction of each and every remedy of the non-defaulting Adjoining Parcel Owner; provided, however, that the foregoing shall not in any way impair, limit or prejudice the right of any Adjoining Parcel Owner to pursue equitable relief in connection with any term, covenant or condition of this Declaration, including a proceeding for a temporary restraining order, preliminary injunction, permanent injunction or specific performance.

(m) If any party initiates or defends any legal action or proceeding to enforce or interpret any of the terms of this Declaration, the prevailing party in any such action or proceeding shall be entitled to recover from the losing party its reasonable costs and attorneys’ fees (including costs and attorneys’ fees on any appeal).

(n) The following exhibits are attached to this Declaration and by this reference incorporated in this Declaration:

Exhibit “A” – Legal Description of Shopping Center Property

Exhibit “B” – Legal Description of Home Depot Premises and Underlying Fee

Exhibit “C” – Legal Description of Adjoining Parcel

Exhibit “D” – Legal Description of Pima Federal Parcel

In witness whereof, this Declaration has been executed by October Group and consented to by Home Depot as of the date first set forth above.

OCTOBER 23RD GROUP L.L.C., an Arizona limited liability company

By:	Mar Enterprises, L.L.C., an Arizona limited liability company, its managing member

By:
Steven A Mar, Authorized Signatory

PIMA FEDERAL CREDIT UNION, a corporation

By:
Title:

STATE OF ARIZONA	)
	)	ss.
COUNTY OF PIMA	)

The foregoing instrument was acknowledged before me this          day of February, 2003, by Steven A. Mar, as authorized signatory of Mar Enterprises, L.L.C., an Arizona limited liability company, as managing member of October 23rd Group L.L.C., an Arizona limited liability company, on behalf of such company.

Notary Public

My commission expires:
STATE OF ARIZONA	)
	)	ss.
COUNTY OF PIMA	)

The foregoing instrument was acknowledged before me this day of February, 2003, by , as of Pima Federal Credit Union, a corporation, on behalf of such corporation.

Notary Public

My commission expires:

CONSENT BY HOME DEPOT U.S.A., INC.

The undersigned acknowledges and agrees on behalf of Home Depot U.S.A., Inc. that the foregoing Declaration has been read, approved and consented to by Home Depot U.S.A., Inc., and that the undersigned is authorized to and does by signing below evidence Home Depot U.S.A. Inc.’s consent to the Declaration and all of the terms and conditions set forth therein.

HOME DEPOT USA, INC., a Delaware corporation

By:
Title:	Senior Corporate Counsel

STATE OF )
)	ss.
COUNTY OF )

The foregoing instrument was acknowledged before me this day of January, 2003, by , as of HOME DEPOT U.S.A., INC., a Delaware corporation, for and on behalf of such company.

Notary Public

My commission expires:

EXHIBIT “A”

LEGAL DESCRIPTION OF SHOPPING CENTER PROPERTY

Lots 1, 2 and 3, inclusive, of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “B”

LEGAL DESCRIPTION OF HOME DEPOT PREMISES

AND UNDERLYING FEE

Lot 1 of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “C”

LEGAL DESCRIPTION OF ADJOINING PARCEL

Lots 4, 5 and 6, inclusive, of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “D”

LEGAL DESCRIPTION OF PIMA FEDERAL PARCEL

LOT 5 – PARCEL C

All of Lot 5 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona.

EXCEPT the North 56.00 feet of Lot 5.

FURTHER EXCEPT that portion of Lot 5 described as follows:

COMMENCING at the Northwest corner of said Lot 5;

Thence South 00° 11’ 12” West, along the westerly line of said Lot 5, a distance of 56.00 feet, to the TRUE POINT OF BEGINNING;

Thence continuing South 00° 11’ 12” West, along the westerly line of said Lot 5, a distance of 54.79 feet;

Thence South 34° 48’ 48” East, along the westerly line of said Lot 5, a distance of 152.21 feet;

Thence leaving the westerly line of Lot 5, North 00º 11’ 12” East, a distance of 179.41 feet to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 5;

Thence North 89° 46’ 08” West, parallel with the said North line of Lot 5, a distance of 87.31 feet, to the TRUE POINT OF BEGINNING.

Said parcel contains 52108 square feet or 1.196 acres.

SHEET 3 0F 4

N
1"=60'
NORTH LINE OF LOT 5 OF BROADWAY PANTANO CENTER
NW CORNER LOT 5
N89°46'08"W 300.00'
TRUE POINT OF BEGINNING
PARCEL A 16,800 SF
S00°11'12"W 56.00'
56.00'
75'
N89°46'08"W 300.00'
87.31'
212.69'
54.79'
PARCEL B 10,224 SF
PARCEL C 52,108 SF
179.41'
303.47'
S34°48'48"E 152.21'
BROADWAY PANTANO CENTER (56/84)
LOT 5 79,131 SF
LOT 4
N00°11'12"E
247.47'
N00°11'46"E
℄ RIGHT-OF-WAY
SECTION LINE
N00°11'12"E 18.22'
L=78.54'
R=50.00'
Δ= 90°00'00"
N89°48'48"W 162.64'
LOT 4
LOT 6
PROFESSIONAL LAND SURVEYOR
CERTIFICATE NO.
20351
JACK L. AVIS
Date signed 1/29/03
ARIZONA
ENTRANCO
SHEET 4 OF 4

DATE REV'D: 1-29-03

When recorded, return to:

Nagle Law Group, P.C.

4530 East Shea Boulevard                                                                 Exhibit C

Suite 140

Phoenix, Arizona 85028

FIRST AMENDMENT TO

RECIPROCAL INGRESS-EGRESS AGREEMENT

THIS FIRST AMENDMENT TO RECIPROCAL INGRESS-EGRESS AGREEMENT (this “First Amendment”) is made and entered into as of the      day of February, 2003, by and among OCTOBER 23RD GROUP L.L.C., an Arizona limited liability company (“October Group”), HD BROADWAY LLC, an Arizona limited liability company (“HDB”), HOME DEPOT U.S.A., INC., a Delaware corporation (“Home Depot”), and PIMA FEDERAL CREDIT UNION, a corporation (“PFCU”).

RECITALS

A. October Group and Home Depot are parties to that certain Reciprocal Ingress-Egress Agreement dated as of April 19, 2002 (the “Agreement”), encumbering certain real property located in Pima County, Arizona, as more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Shopping Center”) and on Exhibit “B” attached hereto and made a part hereof (the “Adjoining Parcel”), which Agreement was recorded with the Pima County Recorder in Docket 11837, at Page 1966.

B. October Group is the owner of that portion of the Shopping Center more particularly described on Exhibit “C” attached hereto and made a part hereof (the “Pad Property”), as well as that portion of the Adjoining Parcel more particularly described on Exhibit “D” attached hereto and made a part hereof (the “Kohl’s Parcel”). With respect to the Kohl’s Parcel, the owner thereof is hereafter referred to as the “Adjoining Parcel Owner”. The occupant of the Kohl’s Parcel is hereinafter referred to as the “Kohl’s Parcel Occupant”. If there is no occupant of the Kohl’s Parcel then the Adjoining Parcel Owner shall be deemed to be the Kohl’s Parcel Occupant for purposes of this First Amendment.

C. HDB is the owner of that portion of the Shopping Center more particularly described on Exhibit “E” attached hereto and made a part hereof (the “Premises”).

D. Pursuant to that certain Lease dated March 12, 2001, entered into by and between HDB, as successor in interest to October Group, as landlord, and Home Depot, as tenant (the “Lease”), Home Depot has a leasehold interest in the Premises. The Shopping Center is sometimes referred to as the “Original Parcels”. With respect to the Original Parcels, October Group, HDB and Home Depot are collectively referred to as the “Parcel Owners”.

E. PFCU is the owner of that portion of the Adjoining Parcel more particularly described on Exhibit “F” attached hereto and made a part hereof (the “PFCU Parcel”).

F. The Premises, the Pad Property, the Kohl’s Parcel and the PFCU Parcel are sometimes collectively referred to as the “Properties”. Home Depot, October Group, HDB, PFCU, the Kohl’s Parcel Occupant and the Adjoining Parcel Owner are sometimes referred to individually as a “Party” and collectively as the “Parties”.

G. The Parties desire to amend the Agreement and the rights of ingress, egress, access and parking for vehicular and pedestrian traffic upon, across and over the paved portion of the Properties and the Common Areas in order to incorporate the development of the Kohl’s Parcel.

H. Unless otherwise defined in this First Amendment, all defined terms in the Agreement shall have the same meaning herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. Section 1 of the Agreement is hereby deleted and replaced in its entirety with the following:

“There is hereby granted, declared and reserved, for the mutual and reciprocal benefit of the Parcel Owners, PFCU and the Adjoining Parcel Owner, and their respective successors, assigns and lessees and sublessees (including, without limitation, the Kohl’s Parcel Occupant), a non-exclusive perpetual easement upon, over and across the Common Areas now or hereafter existing on the Properties for the purposes set forth in Section 2 below and for no other purposes whatsoever.”

2. Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“4. Shopping Center Signs.

(a) Grant of Easement. Each Party hereby grants and conveys to the other Party, for their use and for the use of designated occupants of the Properties, a non-exclusive perpetual easement under, through and across the Common Area of the Properties for the installation, operation, maintenance, repair and replacement of the Shopping Center Signs (as defined in subparagraph (b) below) and all Utility Lines (as defined in Section 6 below) located on the Properties. Home Depot and the Kohl’s Parcel Occupant, and their respective successors, assigns, lessees and sublessees, shall have the right and privilege to place sign panels on the Shopping Center Signs within the panel space allocated to such Party in subparagraph (b) below and Exhibit “G” of this Agreement. The foregoing easement, together with the rights included therewith, shall be for the benefit of and appurtenant to the lands of each of the Parties entitled to place sign panels on the Shopping Center Signs and shall be binding on and burden the lands upon which the Shopping Center Signs are constructed.

(b) Permitted Signage. With respect to this Agreement, the freestanding signs shall be used to identify Home Depot, as occupant of the Premises, and the Kohl’s Parcel Occupant (collectively, the “Shopping Center Signs”). With respect to the Shopping Center Sign located along East Broadway Boulevard, Home Depot shall be entitled to the top seventy percent (70%) of the panel space thereon and the Kohl’s Parcel Occupant shall be entitled to the remaining thirty percent (30%). With respect to the Shopping Center Sign located along Pantano Road, the Kohl’s Parcel Occupant shall be entitled to the top thirty percent (30%) of the panel space thereon and Home Depot shall be entitled to the remaining seventy percent (70%). Each outlot may have a monument sign to identify one (1) occupant of the outlot, but only if such monument sign does not preclude the installation of the Shopping Center Signs.

(c) Construction; Maintenance. Home Depot shall construct and install the Shopping Center Signs in conformance with the design and dimensions, and the allocation of the panel areas, more particularly set forth in Exhibit “G” of this Agreement. Within thirty (30) days of receipt of an invoice from Home Depot, the Kohl’s Parcel Occupant shall reimburse Home Depot for all the costs related to and incurred by Home Depot for the design, construction and installation of the Shopping Center Signs. Home Depot shall be responsible for the ongoing maintenance, repair and replacement of the Shopping Center Signs. The Kohl’s Parcel Occupant shall reimburse Home Depot for thirty percent (30%) of such maintenance, repair and replacement costs within thirty (30) days of receipt of an invoice from Home Depot. If Home Depot fails to perform its maintenance and repair obligations under this Section 4(c), then, upon ten (10) days’ prior written notice to Home Depot (except that no notice shall be required in an emergency), the Kohl’s Parcel Occupant shall have the right, but not the obligation, to cure such default for the account of and at the expense of Home Depot. If the Kohl’s Parcel Occupant exercises its self-help right, then, within ten (10) days after receipt of an invoice from the Kohl’s Parcel Occupant, Home Depot shall reimburse the Kohl’s Parcel Occupant all costs reasonably incurred in curing such default plus a ten percent (10%) maintenance fee. Home Depot and the Kohl’s Parcel Occupant shall each install and illuminate its sign panels on the Shopping Center Signs at its own cost and expense.

(d) Modifications. The Shopping Center Signs shall not be modified without the prior written consent of the Parties entitled to display sign panels thereon, except that Home Depot and the Kohl’s Parcel Occupant shall have the unqualified right to use in the panel or space allocated to them on the Shopping Center Signs their identification signage.”

3. The last paragraph of Section 6 is hereby deleted and replaced in its entirety with the following:

“The Adjoining Parcel Owner shall be responsible for the ongoing maintenance and repair of the Truck Lane (as defined below). Such maintenance and repair shall include repaving (at least once every ten (10) years), seal coating (at least once every two (2) years), repairs, sweeping and striping (as reasonably necessary). The Adjoining Parcel Owner shall be responsible for all costs and expenses incurred in the maintenance and repair of the Truck Lane. In no event shall Home Depot be obligated to reimburse, contribute or pay for the maintenance and repair of the Truck Lane. If the Adjoining Parcel Owner fails to perform its maintenance and repair obligations under this Section 6, then, upon ten (10) days’ prior written notice to the Adjoining Parcel Owner and the Kohl’s Parcel Occupant (except that no notice shall be required in an emergency), Home Depot shall have the right, but not the obligation, to cure such default for the account of and at the expense of the Adjoining Parcel Owner and the Kohl’s Parcel Occupant. If Home Depot exercises its self-help right, then, within ten (10) days after receipt of an invoice from Home Depot, the Adjoining Parcel Owner or the Kohl’s Parcel Occupant shall reimburse Home Depot all costs reasonably incurred in curing such default plus a ten percent (10%) maintenance fee.

Home Depot, at its sole cost and expense, shall be responsible for the initial construction of the Truck Lane and the Truck Lane Lighting (as defined below). The Truck Lane shall be lit and conform to the lighting (with respect to the location and number of lights) as depicted on the Site Plan (the “Truck Lane Lighting”). Once constructed, the Kohl’s Parcel Occupant shall be responsible for the maintenance, repair, insurance and replacement of the Truck Lane Lighting, including light standards, wires, conduits, lamps, ballasts and lenses, time clocks and circuit breakers (and all service/facilities and hardware thereto) along the Truck Lane. Within thirty (30) days of receipt of an invoice from the Kohl’s Parcel Occupant, Home Depot shall reimburse the Kohl’s Parcel Occupant for (i) fifty percent (50%) of the cost for maintenance, repair, insurance and replacement of the Truck Lane Lighting, including light standards, wires, conduits, lamps, ballasts and lenses, time clocks and circuit breakers (and all service/facilities and hardware thereto); and (ii) fifty-two percent (52%) of the utility costs with respect to the light poles along the Truck Lane. The Kohl’s Parcel Occupant shall keep the Truck Lane Lighting illuminated from dusk until the then current delivery and lighting restrictions pursuant to local governmental regulations. The parties acknowledge that as of the date of this First Amendment local governmental regulations limit the hours which the Truck Lane may be lit to a minimum required for security and low pressure sodium application between the hours of 10 p.m. and 7 a.m. Pursuant to the foregoing the Truck Lane Lighting shall be lit to the minimum required for security purposes and with low pressure sodium application until at least 11:00 p.m. Notwithstanding the allocation of costs set forth above, in the event the local governmental regulations are amended so as to permit delivery and full lighting beyond 10:00 p.m., the allocation of utility costs shall conform to the following schedules:

UTILITY COSTS
Additional Lighting Hour (or fraction thereof) beyond 11:00 p.m.	Kohl’s Share	Home Depot’s Share
1	38.40%	61.60%
2	32.00%	68.00%
3	27.43%	72.57%
4	24.00%	76.00%
5	21.33%	78.67%
6	19.20%	80.80%
7	17.45%	82.55%
8	16.00%	84.00%
9	14.77%	85.23%

If the Kohl’s Parcel Occupant fails to perform its maintenance and repair obligations for the Truck Lane Lighting, then, upon ten (10) days’ prior written notice to the Kohl’s Parcel Occupant (except that no notice shall be required in an emergency), Home Depot shall have the right, but not the obligation, to cure such default for the account of and at the expense of the Kohl’s Parcel Occupant. If Home Depot exercises its self-help right, then, within ten (10) days after receipt of an invoice from Home Depot, the Kohl’s Parcel Occupant shall reimburse Home Depot all costs reasonably incurred in curing such default plus a ten percent (10%) maintenance fee.

4. The following shall be added at the end of Section 7 of the Agreement:

“The Parties hereby approve the site plan configuration attached hereto as Exhibit “H” (the “Site Plan”). Notwithstanding Section 3 of the Agreement, the Truck Lane configuration as shown on Exhibit “H” (the “Truck Lane”) shall not be modified, altered or moved without the express written consent of Home Depot, such consent to be in Home Depot’s sole and absolute discretion.”

5. The introduction to Section 9 is hereby deleted and replaced in its entirety with the following:

“Each Lot of the Adjoining Parcel, individually, shall at all times contain sufficient ground level parking spaces in order to comply with the following minimum requirements:”

6. Section 13 of the Agreement is hereby deleted and replaced in its entirety with the following:

“The grant of easement and other provisions contained in this Agreement shall be a burden on each Parcel, shall be appurtenant to and for the benefit of the other Properties and each Occupant and part thereof and shall run with the land. The provisions herein may be enforced by the owners of the Original Parcels, the Adjoining Parcel Owner, October Group, HDB, Home Depot, PFCU and the Kohl’s Parcel Occupant.”

7. A new Section 21 is hereby created reading as follows:

“The building to be constructed on the Premises is to be built as category V-NR as that category is defined pursuant to the applicable building code. The Kohl’s Parcel Occupant covenants and agrees that the building on the Kohl’s Parcel will be constructed, remodeled or expanded so as not to cause the building on the Premises to be other than a category V-NR under the applicable building code. Home Depot, in turn, covenants and agrees that the building on the Premises will be constructed, remodeled or expanded so as not to cause the building on the Kohl’s Parcel to be other than a category II-NR or V-NR under the applicable building code.”

8. In the event of a conflict between the provisions of this First Amendment and the Agreement, the provisions of this First Amendment shall govern, control and prevail.

9. Except as expressly modified in this First Amendment, the terms and provisions of the Agreement are hereby ratified and affirmed and shall continue in full force and effect.

10. This First Amendment may be executed in one or more counterparts, each of which may be executed by one or more of the signatory parties hereto. Signature pages may be detached from the counterparts and attached to a single copy of this First Amendment to form one legally effective document.

SIGNATURES FOLLOW

IN WITNESS WHEREOF, this First Amendment has been made effective as of the date first set forth above.

PIMA FEDERAL CREDIT UNION,
a corporation

By:
Name:
Its:

OCTOBER 23RD GROUP L.L.C.,
an Arizona limited liability company

By:	Mar Enterprises, L.L.C.,
an Arizona limited liability company,
its managing member

By:
Steven A Mar, Authorized Signatory

HD BROADWAY LLC,
an Arizona limited liability company

By:	October 23rd Group L.L.C.,
an Arizona limited liability company, its sole member

	By:	Mar Enterprises LLC, an Arizona
limited liability company, its
managing member

By:
Steven A. Mar, Authorized Signatory

HOME DEPOT U.S.A., INC.,
a Delaware corporation

By:
Daniel R. Hatch, its Senior Corporate Counsel

ACKNOWLEDGED AND CONSENTED TO:

MONY LIFE INSURANCE COMPANY, a
New York corporation

By:
Name:
Its:

NSHE BASSETT, LLC, an Arizona limited liability company
By: National Safe Harbor Exchanges, a
California corporation, its Sole Member

By:
Dana R. Sobrado, Assistant Vice President

CONTINENTAL 34 FUND LIMITED PARTNERSHIP,
a Wisconsin limited partnership

By:	Continental 34 Holding Company, Inc.,
a Delaware corporation, its general partner

By:
Daniel J. Minahan, President

KOHL’S DEPARTMENT STORES, INC.,
a Delaware corporation

By:
R. Lawrence Montgomery,
Chief Executive Officer

Attest:
Richard D. Schepp,
Secretary

[ACKNOWLEDGMENTS ON NEXT PAGE]

STATE OF ARIZONA	)
) SS
COUNTY OF PIMA	)

The foregoing instrument was acknowledged before me this        day of                     , 2003, by                         , as                          of Pima Federal Credit Union, a corporation, on behalf of such corporation.

Notary Public, State of Arizona
My Commission expires:

STATE OF ARIZONA	)
) ss.
COUNTY OF PIMA	)

The foregoing instrument was acknowledged before me this        day of                     , 2003, by Steven A. Mar, as authorized signatory of Mar Enterprises, L.L.C., an Arizona limited liability company, as managing member of October 23rd Group L.L.C., an Arizona limited liability company, on behalf of such limited liability company.

Notary Public
My commission expires:

STATE OF ARIZONA	)
) SS
COUNTY OF PIMA	)

The foregoing instrument was acknowledged before me this      day of                     , 2003, by Steven A. Mar, as authorized signatory of Mar Enterprises, L.L.C., an Arizona limited liability company, as managing member of October 23rd Group L.L.C., an Arizona limited liability company, in its capacity as sole member of HD Broadway LLC, an Arizona limited liability company, on behalf of such limited liability company.

Notary Public
My commission expires:

STATE OF CALIFORNIA	)
) SS
County of Orange	)

On                     , 2003, before me, a notary public in and for said state, personally appeared Daniel R. Hatch, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature

STATE OF	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this        day of                     , 2003, by                             , as                              of MONY Life Insurance Company, a New York corporation, on behalf of such corporation.

Notary Public
My commission expires:

STATE OF ARIZONA	)
) ss.
COUNTY OF MARICOPA	)

The foregoing instrument was acknowledged before me this        day of                         , 2003, by Dana R. Sobrado, as executive vice president of National Safe Harbor Exchanges, a California corporation, sole member NSHE BASSETT, LLC, an Arizona limited liability company, on behalf of such limited liability company.

Notary Public
My commission expires:

STATE OF	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of                     , 2003, by Daniel J. Minahan, as President of Continental 34 Holding Company, Inc., a Delaware corporation, as general partner of Continental 34 Fund Limited Partnership, a Wisconsin limited partnership, on behalf of such limited partnership.

Notary Public
My commission expires:

STATE OF	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of                     , 2003, by R. Lawrence Montgomery and Richard D. Schepp, as Chief Executive Officer and Secretary, respectively, of Kohl’s Department Stores, Inc., a Delaware corporation, on behalf of such corporation.

Notary Public
My commission expires:

EXHIBIT “A”

Description of Shopping Center

Lots 1, 2 and 3, inclusive, of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “B”

Adjoining Property Description

Lots 4, 5 and 6, inclusive, of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “C”

Pad Property Description

Lots 2 and 3 of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “D”

Kohl’s Parcel Description

Lots 4 and 6 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona.

EXCEPT that portion of Lot 4 described as follows:

COMMENCING at the Northeast corner of said Lot 4, said point also being the TRUE POINT OF BEGINNING;

Thence South 00º 11’ 12” West, along the easterly line of said Lot 4, a distance of 56.00 feet, to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 4;

Thence North 89º 46’ 08” West, parallel with said North line of Lot 4, a distance of 34.94 feet;

Thence South 87° 56’ 25” West, a distance of 100.08 feet to a point on a line lying 60.00 feet Southerly and parallel with said North line of Lot 4;

Thence North 89º 46’ 08” West, parallel with said North line of Lot 4, a distance of 442.36 feet, to a point on the westerly line of Lot 4;

Thence North 00º 11’ 12” East, along the westerly line of Lot 4, a distance of 60.00 feet to the Northwest corner of Lot 4;

Thence South 89° 46’ 08” East, along the North line of said Lot 4, a record distance of 577.35 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH that portion of Lot 5 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:

SHEET 1 OF 3

EXHIBIT “D”

Kohl’s Parcel Description

COMMENCING at the Northwest corner of said Lot 5;

Thence South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 56.00 feet, to the TRUE POINT OF BEGINNING;

Thence continuing South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 54.79 feet;

Thence South 34º 48’ 48” East, along the westerly line of said Lot 5, a distance of 152.21 feet;

Thence leaving the westerly line of Lot 5, North 00º 11’ 12” East, a distance of 179.41 feet to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 5;

Thence North 89º 46’ 08” West, parallel with the said North line of Lot 5, a distance of 87.31 feet, to the TRUE POINT OF BEGINNING.

Said parcel contains 427363 square feet or 9.811 acres.

SHEET 2 OF 3

N
1"=120'
N00°11'46"E (R) N00°11'45"E (M)
301.00'
42.00'
259.00'
217.99'
LOT 6
LOT 5
300.00'
NE CORNER LOT 4 AND NW CORNER LOT 5
POB
N89°46'08"W
87.31'
N00°11'12"E 179.41'
L=78.54'
R=50.00'
Δ= 90°00'00"
N89°48'48"W 162.64
N34°48'48"W 152.21'
N00°11'12"E
18.22'
S00°11'12"W
54.79'
S87°56'25"W
100.08'
N89°46'08"W
34.94'
S00°11'12"W
54.79'
NORTH LINE OF LOT 4 OF BROADWAY PANTANO CENTER
N89°46'08"W 877.35' (R) 877.28' (M)
577.35' (R) 577.28' (M)
N89°46'08"W 442.36'
BROADWAY PANTANO CENTER (56/84)
LOT 4
659.26' (R) 659.20' (M)
877.25' (R) 877.19' (M)
S89°48'48"E (R) S89°48'15"E (M)
S89°48'48"E (R) 952.20' (R)
PROFESSIONAL LAND SURVEYOR
CERTIFICATE NO. 20351
JACK L AYRS
ARIZONA
NW CORNER LOT 4
60.00'
545.16' (R) 545.00' (M)
S00°11'12"W 605.16' (R) 605.00' (M)
LOT 1
S89°48'48"E
74.95'
DATE REV'D: 1-29-03
ENTRANCO
SHEET 3 OF 3

EXHIBIT “E”

Premises Description

Lot 1 of Broadway Pantano Center, a subdivision of Pima County, Arizona, according to the plat of record at Book 56 of Maps and Plats at Page 84, records of Pima County, Arizona.

EXHIBIT “F”

PFCU Parcel Description

LOT 5 – PARCEL C

All of Lot 5 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona.

EXCEPT the North 56.00 feet of Lot 5.

FURTHER EXCEPT that portion of Lot 5 described as follows:

COMMENCING at the Northwest corner of said Lot 5;

Thence South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 56.00 feet, to the TRUE POINT OF BEGINNING;

Thence continuing South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 54.79 feet;

Thence South 34º 48’ 48” East, along the westerly line of said Lot 5, a distance of 152.21 feet;

Thence leaving the westerly line of Lot 5, North 00º 11’ 12” East, a distance of 179.41 feet to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 5;

Thence North 89º 46’ 08” West, parallel with the said North line of Lot 5, a distance of 87.31 feet, to the TRUE POINT OF BEGINNING.

Said parcel contains 52108 square feet or 1.196 acres.

SHEET 3 OF 4

N
1"=60'
NORTH LINE OF LOT 5
OF BROADWAY
PANTANO CENTER
NW CORNER
LOT 5
N89°46'08"W 300.00'
S00°11'12"W
56.00'
TRUE POINT
OF BEGINNING
PARCEL A
16,800 SF
56.00'
75'
N89°46'08"W 300.00'
87.31'
212.69'
54.79'
PARCEL B
10,224 SF
179.41'
PARCEL C
52,108 SF
303.47'
℄ RIGHT-OF-WAY
S34°48'48"E 152.21'
N00°11'12"E
BROADWAY
PANTANO CENTER
(56/84)
LOT 5
79,131 SF
247.47'
N00°11'46"E
SECTION LINE
LOT 4
N00°11'12"E
18.22'
L=78.54'
R=50.00'
Δ= 90°00'00"
N89°48'48"W 162.64'
LOT 4
LOT 6
PROFESSIONAL LAND SURVEYOR
CERTIFICATE NO.
20351
JACK L.
AYIS
Date Signed
ARIZONA

DATE REV'D: 1-29-03

ENTRANCO
1560 E. River Rd., Suite 300 (520) 299-8700
Tucson, AZ 85718 Fax: (520) 299-8777

SHEET 4 OF 4

EXHIBIT “G”

Shopping Center Signs Description

THE HOME DEPOT
KOHL'S
0000-0000
10'-0"
2'-0"
2'-0"ø
2'-0"ø
1 FRONT ELEVATION - SCALE 3/8" = 1'-0"
2 SIDE ELEVATION - SCALE 3/8" = 1'-0"

SPECIFICATIONS

1. FINISH GRADE
2. ALUMINUM BASE TEXTURED AND PAINTED TO MATCH ICI "PAVILION PEACH" #440
3. INTERNALLY ILLUMINATED ALUMINUM SIGN CABINET W/800ma FLUORESCENT LIGHTING TEXTURED AND PAINTED TO MATCH ICI "WHITE ON WHITE" #1016
4. LEXAN™ SIGN FACE W/FIRST SURFACE APPLIED VINYL GRAPHICS
5. SIGN FACE RETAINER - PAINT TO MATCH ICI "GOODWIN COURT" #1262
6. REVEAL - PAINT TO MATCH ICI "GOODWIN COURT" #126
7. 6" HIGH FCO ADDRESS NUMERALS - PAINT BLACK
8. EPS FOAM CORNICE - PAINT TO MATCH ICI "WHITE ON WHITE" #1016
9. 2"x2"x1/4" ALUMINUM ANGLE FRAMING THROUGHOUT
10. J-BOX & DISCONNECT SWITCH W/PRIMARY CIRCUIT ISOLATED
11. ELECTRICAL REQUIREMENTS: (1) CIRCUIT 20A 277V
12. 8" Ø STD. STEEL PIPE - PER ASA ENGINEERING
13. 2' Ø x 8' 2500 PSI CONCRETE FOOTING - PER ASA ENGINEERING

NOTE: PAINT COLORS HAVE BEEN SELECTED FROM COLORS USED ON "THE HOME DEPOT" BUILDING ELEVATION

NOTE: KOHL'S COLOR SPECIFICATION
BACKGROUND: PMS-186c
COPY: WHITE

bleier INDUSTRIES
2030 WEST DESERT COVE AVE.
PHOENIX, ARIZONA 85029
602.944.3117
FAX 602.395.0753
SALES@BLEIERINDUSTRIES.COM

The Home Depot 7677 E. Broadway Blvd. Tucson, AZ	
10' Multi Tenant Monument Sign	
Dan Horton	Paul Bleier
2003-A-001	01/28/03
3/8" = 1'-0"	
MS1C	△ △ △ △

© 2003, BLEIER INDUSTRIES, LTD.

APPROVED BY:

X

MS1C.ai

KOHL'S
THE HOME DEPOT
0000-0000
12'-0"
10'-0"
10'-4"
2'-0"
2'-0"Ø
2'-0"Ø
1 FRONT ELEVATION - SCALE 3/8" = 1'-0"
2 SIDE ELEVATION - SCALE 3/8" = 1'-0"

SPECIFICATIONS

1. FINISH GRADE
2. ALUMINUM BASE TEXTURED AND PAINTED TO MATCH ICI "PAVILION PEACH" #440
3. INTERNALLY ILLUMINATED ALUMINUM SIGN CABINET W/800ma FLUORESCENT LIGHTING TEXTURED AND PAINTED TO MATCH ICI "WHITE ON WHITE" #1016
4. LEXAN™ SIGN FACE W/FIRST SURFACE APPLIED VINYL GRAPHICS
5. SIGN FACE RETAINER - PAINT TO MATCH ICI "GOODWIN COURT" #1262
6. REVEAL - PAINT TO MATCH ICI "GOODWIN COURT" #126
7. 6" HIGH FCO ADDRESS NUMERALS - PAINT BLACK
8. EPS FOAM CORNICE - PAINT TO MATCH ICI "WHITE ON WHITE" #1016
9. 2"X2"X1/4" ALUMINUM ANGLE FRAMING THROUGHOUT
10. J-BOX & DISCONNECT SWITCH W/PRIMARY CIRCUIT ISOLATED
11. ELECTRICAL REQUIREMENTS: (1) CIRCUIT 20A 277V
12. 8" Ø STD. STEEL PIPE - PER ASA ENGINEERING
13. 2' Ø x 8' 2500 PSI CONCRETE FOOTING - PER ASA ENGINEERING

NOTE: PAINT COLORS HAVE BEEN SELECTED FROM COLORS USED ON "THE HOME DEPOT" BUILDING ELEVATION

NOTE: KOHL'S COLOR SPECIFICATION
BACKGROUND: PMS-186c
COPY: WHITE

bleier INDUSTRIES
2030 WEST DESERT COVE AVE.
PHOENIX, ARIZONA 85029
602.944.3117
FAX 602.395.0793
SALES@BLEIERINDUSTRIES.COM

The Home Depot
7677 E. Broadway Blvd.
Tucson, AZ

12' Multi Tenant Monument Sign

Dan Norton	Paul Bleier
2003-A-001	01/28/03
3/8" = 1'-0"	
MS2C	

© 2003, BLEIER INDUSTRIES, LTD.

APPROVED BY:

X

MS1C.ai

EXHIBIT “D”

PRIMARY GROUND LESSOR NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS GROUND LESSOR NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made and entered into as of the                  day of                     , 2003, by and between OCTOBER 23RD GROUP L.L.C., an Arizona limited liability company (“Ground Lessor”), and KOHL’S DEPARTMENT STORES, INC., a Delaware corporation (“Tenant”).

PRELIMINARY STATEMENTS

A. Ground Lessor is the fee owner of certain property located in Tucson, Pima County, Arizona, and legally described in Exhibit “A” attached hereto and made a part hereof (the “Premises”).

B. Pursuant to a certain Land Lease dated as of January 24, 2003 (the “Ground Lease”), notice of which is recorded in the Pima County, Arizona, Recorder’s Office at Docket                 , Page             , Ground Lessor leased the Premises to NHSE Bassett, LLC, a Wisconsin limited liability company (“Secondary Ground Lessor”).

C. Pursuant to a certain Lease dated as of                         , 2003 (the “Secondary Ground Lease”), notice of which is recorded in the Pima County, Arizona, Recorder’s Office at Docket                 , Page                 , Secondary Ground Lessor leased the Premises to Continental 34 Fund Limited Partnership, a Wisconsin limited partnership (“Landlord”).

D. Landlord subleased the Premises to Tenant pursuant to a certain Sublease dated as of                             , 2003 (the “Lease”).

E. As a condition precedent to the performance of Tenant’s obligations under the Lease and the performance of Ground Lessor’s obligations under the Ground Lease, Tenant and Ground Lessor have required the other to enter into this Agreement, and they have agreed to do so.

AGREEMENTS

NOW, THEREFORE, for valuable consideration, the receipt and adequacy are hereby acknowledged, the parties hereto agree as follows:

1. So long as Tenant is not in default (beyond any period given Tenant by the terms of the Lease to cure such default) in the performance of the terms, covenants, conditions and provisions contained in the Lease and so long as Tenant observes the provisions of this Agreement, Ground Lessor agrees that if the Ground Lease is terminated by reason of any default on the part of Secondary Ground Lessor or if the Ground Lease is terminated for any other reason, then (a) the Lease and the rights of Tenant under the Lease shall not be disturbed by Ground Lessor but shall continue in full force and effect for so long as Tenant continues to observe and perform all of Tenant’s obligations under the Lease, and (b) Ground Lessor shall recognize Tenant’s rights under the Lease and be bound by all of Landlord’s obligations under the Lease, including but not limited to provisions in the Lease dealing with condemnation, fire and other casualties, for the balance of the unexpired term of the Lease (including any optional extension period properly exercised), except in accordance with the provisions thereof.

Notwithstanding the foregoing, Ground Lessor shall not be:

(a) Liable for any damages or other relief attributable to any act or omission or indemnity obligation of Landlord or any other prior landlord;

(b) Obligated to cure any defaults of Landlord or any other prior landlord under the Lease that has occurred prior to the time that Ground Lessor succeeded to the interest of Landlord under the Lease;

(c) Liable for any damage or other relief attributable to any breach of any representation or warranty contained in the Lease by Landlord or any prior landlord under the Lease;

(d) Subject to any offsets or defenses that Tenant might have against Landlord or any prior landlord;

(e) Bound by any prepayment of rent or additional rent that Tenant might have paid for more than the current month to Landlord or any prior landlord;

(f) Bound by any amendment or modification of the Lease or by any waiver or forbearance on the part of Landlord or any prior landlord made or given without the written consent of Ground Lessor;

(g) Bound to make any payment to Tenant or to perform any design or construction requirements called for in the Lease;

(h) Liable for any warranties or guaranties relating to the construction of improvements on the Premises, including any warranties or guaranties for defective workmanship and materials; or

(i) Liable or responsible for or with respect to the retention, application or return to Tenant of any security deposit paid to Landlord or any prior landlord, unless and until Ground Lessor has actually received for its own account as landlord the full amount of such security deposit.

2. If the interest of Landlord in the Premises shall be terminated or shall be transferred to Ground Lessor, Tenant shall be bound to Ground Lessor under all of the terms, covenants and conditions of the Lease for the balance of the term remaining and any extensions or renewals thereof that may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Ground Lessor were the landlord under the Lease. Specifically and without limitation, the personal guaranty set forth in the Lease by Kohl’s Corporation, a Wisconsin corporation, shall inure to the benefit of Ground Lessor. Tenant does hereby agree to attorn to Ground Lessor and to execute such documents and instruments confirming the same as Ground Lessor shall reasonably request.

3. Notwithstanding anything to the contrary herein, Ground Lessor shall not be liable for any default of any prior landlord, nor shall Tenant assert against Ground Lessor any claims, defenses or offsets that Tenant may have had against any prior landlord. Tenant agrees that any liability that accrues to Ground Lessor, and its successors and assigns, for the performance of the obligations of Landlord under the Lease shall be limited to the assets comprising the Premises, the income therefrom and the net proceeds of the sales thereof, and Tenant shall not have the right to enforce any such liability against any other assets of Ground Lessor. Ground Lessor shall not be bound by any payment of rent, additional rent or other sums made by Tenant for more than one month in advance of the due date therefor.

4. Tenant shall give Ground Lessor a copy of any notice of default that it shall give to Landlord, and Tenant shall not terminate the Lease on account thereof or exercise its other rights under the Lease until the same period of time afforded in the Lease for Landlord to cure such default shall have lapsed but in no event less than sixty (60) days, which period may run concurrently with that of Landlord, during which period Ground Lessor shall have the right, but not the obligation, to cure such default; provided, however, that if Tenant, from time to time, has agreed with a then current mortgage holder that such mortgage holder shall be afforded a longer period of time in which to cure such default, Ground Lessor shall be afforded the same period of time to cure as such mortgage holder before Tenant may terminate the Lease or exercise other rights on account thereof.

5. Tenant shall, upon notice from Ground Lessor of termination of the Ground Lease, thereafter pay directly to Ground Lessor all amounts payable by Tenant to Landlord under the Lease, pro-rated to the date of termination. Landlord hereby irrevocably and unconditionally directs Tenant to comply with such demand.

6. Notices shall be deemed given at the time of delivery to the addressee; but if delivery shall fail because of refusal or acceptance or absence of a period to accept delivery during normal business hours, the notice shall be deemed given at the time of attempted delivery as attested by the United States Postal Service or any national or regional so-called overnight courier which attempted delivery. The address of Tenant is N56 W17000 Ridgewood Drive, Menomonee Falls, Wisconsin 53051, Attention: Chairman, with a copy similarly sent to Tenant at N56 W17000 Ridgewood Drive, Menomonee Falls, Wisconsin 53051, Attention: General Counsel. The address of Ground Lessor is 6040 N. Tocito Place, Tucson, Arizona 85718, Attention: Steven A. Mar. Either party may change its address by written notice to the other.

7. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein, the term “Tenant” shall include Tenant, its successors and assigns as permitted under the Lease, the term “Landlord” shall include Landlord, its successors and assigns as permitted under the Lease, and the word “Ground Lessor” shall include Ground Lessor specifically named herein and any of its successors and assigns, including any successor landlord.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the month, day and year first above written.

GROUND LESSOR:

OCTOBER 23RD GROUP L.L.C.,
an Arizona limited liability company

By:	Mar Enterprises, L.L.C., an
Arizona limited liability company,
its managing member

By:
Steven A Mar, Authorized Signatory

TENANT:

KOHL’S DEPARTMENT STORES, INC.,
a Delaware corporation

By:
R. Lawrence Montgomery,
Chief Executive Officer

STATE OF ARIZONA	)
) ss.
COUNTY OF PIMA	)

The foregoing instrument was acknowledged before me this          day of                     , 2003, by Steven A. Mar, as authorized signatory of Mar Enterprises, L.L.C., an Arizona limited liability company, as managing member of October 23rd Group L.L.C., an Arizona limited liability company.

Notary Public

My commission expires:

STATE OF WISCONSIN	)
) SS
COUNTY OF WAUKESHA	)

The foregoing instrument was acknowledged before me this          day of                     , 2003, by R. Lawrence Montgomery, as Chief Executive Officer of Kohl’s Department Stores, Inc., a Delaware corporation.

Notary Public

My commission expires:

CONSENT OF LANDLORD

Continental 34 Fund Limited Partnership, a Wisconsin limited partnership (“Landlord”), hereby consents to the foregoing Agreement and, in particular, to the provisions of Section 5 thereof. Dated the ___ day of                     , 2003.

CONTINENTAL 34 FUND LIMITED
PARTNERSHIP, a Wisconsin limited partnership

By:	Continental Properties Company, Inc., a Wisconsin corporation, its general partner

By:
Daniel J. Minahan, President

STATE OF WISCONSIN	)
) ss.
COUNTY OF MILWAUKEE	)

The foregoing instrument was acknowledged before me this          day of                     , 2003, by Daniel J. Minahan, as President of Continental Properties Company, Inc., a Wisconsin corporation, as Managing Member of CONTINENTAL 121 FUND LLC, a Wisconsin limited liability company.

Notary Public

My commission expires:

EXHIBIT A

(Legal Description)

Lots 4 and 6 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona.

EXCEPT that portion of Lot 4 described as follows:

COMMENCING at the Northeast corner of said Lot 4, said point also being the TRUE POINT OF BEGINNING;

Thence South 00º 11’ 12” West, along the easterly line of said Lot 4, a distance of 56.00 feet, to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 4;

Thence North 89º 46’ 08” West, parallel with said North line of Lot 4, a distance of 34.94 feet;

Thence South 87º 56’ 25” West, a distance of 100.08 feet to a point on a line lying 60.00 feet Southerly and parallel with said North line of Lot 4;

Thence North 89º 46’ 08” West, parallel with said North line of Lot 4, a distance of 442.36 feet, to a point on the westerly line of Lot 4;

Thence North 00º 11’ 12” East, along the westerly line of Lot 4, a distance of 60.00 feet to the Northwest corner of Lot 4;

Thence South 89º 46’ 08” East, along the North line of said Lot 4, a record distance of 577.35 feet to the TRUE POINT OF BEGINNING.

TOGETHER WITH that portion of Lot 5 of Broadway Pantano Center, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 56 of Maps, Page 84, lying within the Southeast Quarter of the Southeast Quarter of Section 8, Township 14 South, Range 15 East, of the Gila and Salt River Meridian, Pima County, Arizona, more particularly described as follows:

SHEET 1 OF 3

COMMENCING at the Northwest corner of said Lot 5;

Thence South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 56.00 feet, to the TRUE POINT OF BEGINNING;

Thence continuing South 00º 11’ 12” West, along the westerly line of said Lot 5, a distance of 54.79 feet;

Thence South 34º 48’ 48” East, along the westerly line of said Lot 5, a distance of 152.21 feet;

Thence leaving the westerly line of Lot 5, North 00º 11’ 12” East, a distance of 179.41 feet to a point on a line lying 56.00 feet Southerly and parallel with the North line of said Lot 5;

Thence North 89º 46’ 08” West, parallel with the said North line of Lot 5, a distance of 87.31 feet, to the TRUE POINT OF BEGINNING.

Said parcel contains 427363 square feet or 9.811 acres.

SHEET 2 OF 3

DATE REV'D: 1-29-03

NW CORNER LOT 4
NORTH LINE OF LOT 4 OF BROADWAY PANTANO CENTER
N89°46'08"W 877.35' (R) 877.28' (M)
577.35' (R) 577.28' (M)
POB
S00°11'12"W 54.79'
NE CORNER LOT 4 AND NW CORNER LOT 5
300.00'
1"=120'
N
60.00'
POB
S87°56'25"W 100.08'
N89°46'08"W 87.31'
N89°46'08"W 442.36'
N89°46'08"W 34.94'
S00°11'12"W 54.79'
N34°48'48"W 152.21'
N00°11'12"E 179.41'
LOT 5
L=78.54'
R=50.00'
Δ= 90°00'00"
N00°11'12"E 18.22'
N89°48'48"W 162.64
LOT 1
BROADWAY PANTANO CENTER (56/84)
S00°11'12"W 605.16' (R) 605.00' (M)
545.16' (R) 545.08' (M)
LOT 4
42.00
LOT 6
259.00'
301.00'
N00°11'46"E (R) N00°11'45"E (M)
PROFESSIONAL LAND SURVEYOR
CERTIFICATE NO.
20351
JACK L.
AYIS
Date Signed 1/29/03
ARIZONA
S89°48'48"E 74.95'
659.26' (R) 659.20' (M)
217.99'
S89°48'48"E (R) 877.25' (R) S89°48'15"E (M) 877.19' (M)
S89°48'48"E (R) 952.20' (R)

ENTRANCO

SHEET 3 OF 3

EXHIBIT “E”

LIMITED GUARANTY

This Limited Guaranty (this “Guaranty”) is made as of the 17th day of February, 2003, by CONTINENTAL PROPERTIES COMPANY, INC., a Wisconsin corporation (“Guarantor”), to and for the benefit of OCTOBER 23rd GROUP L.L.C., an Arizona limited liability company (“October 23rd Group”).

Preliminary Statements

A. October 23rd Group, as Landlord, and NSHE Bassett, LLC, an Arizona limited liability company, as Tenant (“Obligor”), have entered into a certain Land Lease dated as of January 24, 2003 (the “Lease”), by the terms of which Obligor has leased certain property legally described as Lots 4 and 6 and a portion of Lot 5 of Broadway Pantano Center, a subdivision of Pima County, Arizona (the “Property”).

B. Guarantor acknowledges that it will benefit from Obligor’s performance of the Lease by virtue of its affiliation with Obligor.

C. Guarantor desires to induce October 23rd Group to perform under the Lease and acknowledges that its execution of this Guaranty is a condition precedent to October 23rd Group’s performance under the Lease.

Agreements

In light of the foregoing, and in consideration of the covenants hereinafter expressed, Guarantor agrees:

1. Guarantors unconditionally guaranties to October 23rd Group the full, complete and timely performance of the Lease and all extensions, renewals, modifications and amendments thereof and the payment of any and all amounts payable of whatever nature with respect to the Lease.

2. Guarantor hereby waives each and every condition precedent to the enforcement of this Guaranty, whether required by law or otherwise. October 23rd Group shall not be required to pursue Obligor or any other person or entity that is or may be liable for performance of the Lease, whether by actions, judgment or execution, nor shall October 23rd Group be required to proceed against or preserve any security. October 23rd Group may proceed against Guarantor alone. It shall be no defense to the enforcement of this Guaranty that Obligor, any security or any other person has the liability for or ability to satisfy the Lease.

3. This Guaranty shall be fully assignable by October 23rd Group and its successors and assignees. Any such assignment shall not terminate the liability of Guarantor to October 23rd Group or its successors or assignees, and Guarantor shall continue to guaranty payment of the Lease and the other amounts payable hereunder to October 23rd Group and each and every such successor or assignee. The term “assignee” shall include assignees of October 23rd Group and each and every subsequent assignee.

4. In the event that October 23rd Group retains counsel for the enforcement of this Guaranty, Guarantor agrees to pay to October 23rd Group, in addition to the amounts payable hereunder, attorneys’ fees and costs for the enforcement of this Guaranty.

5. This Guaranty is a continuing guaranty, and no revocation or termination hereof shall affect in any manner the rights arising hereunder with respect to liabilities that shall have been created, contracted, assumed or incurred prior to receipt by October 23rd Group of written notice of such revocation or termination.

6. The obligations hereunder are independent of the Lease of Obligor.

7. Guarantor shall have no right of subrogation and does waive any right to enforce any remedy that October 23rd Group now has or may hereafter have against Obligor, and it waives any benefit of and any right to participate in any security now or hereafter held by October 23rd Group. Guarantor waives all presentments, demands for performance, notices of performance, protests, notices of protest, notices of dishonor, homestead exemption and notices of acceptance of this Guaranty.

8. Time shall be of the essence in the performance of all terms and conditions of this Guaranty.

9. This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of the parties.

10. This Guaranty shall be construed pursuant to the laws of the State of Arizona.

11. Upon payment of the Lease and the other amounts payable hereunder in full, this Guaranty shall be released.

13. Obligor contemplates subleasing the Property to Kohl’s Department Stores, Inc. (“Kohl’s”). If Obligor or its successors or assigns construct a building upon the Property as contemplated in paragraph 3(b) of the Lease, then notwithstanding any provision of this Guaranty to the contrary, provided that the Lease is then in full force and effect and Obligor (or its successor or assigns) is not in default thereunder and there are no mechanics liens against the Property, this Guaranty shall terminate one (1) year after Kohl’s opens for business, and Guarantor shall have no more liability under this Guaranty. October 23rd Group agrees to provide Guarantor with written acknowledgment that Guarantor is no longer liable under this Guaranty upon the fulfillment of the above conditions and that Guarantor is then fully released from the obligations contained herein.

GUARANTOR:

CONTINENTAL PROPERTIES COMPANY, INC., a Wisconsin corporation

By:
Daniel J. Minahan, President

OCTOBER 23RD GROUP:

OCTOBER 23RD GROUP L.L.C., an
Arizona limited liability company

By:	Mar Enterprises, L.L.C., an Arizona limited Liability company, its Managing Member

By:
Steven A. Mar, Authorized Signatory

LIMITED GUARANTY

This Limited Guaranty (this “Guaranty”) is made as of the 30th day of January, 2003, by CONTINENTAL PROPERTIES COMPANY, INC., a Wisconsin corporation (“Guarantor”), to and for the benefit of OCTOBER 23rd GROUP L.L.C., an Arizona limited liability company (“October 23rd Group”).

Preliminary Statements

A. October 23rd Group, as Landlord, and NSHE Bassett, LLC, an Arizona limited liability company, as Tenant (“Obligor”), have entered into a certain Land Lease dated as of January 30, 2003 (the “Lease”), by the terms of which Obligor has leased certain property legally described as Lots 4 and 6 and a portion of Lot 5 of Broadway Pantano Center, a subdivision of Pima County, Arizona (the “Property”).

B. Guarantor acknowledges that it will benefit from Obligor’s performance of the Lease by virtue of its affiliation with Obligor.

C. Guarantor desires to induce October 23rd Group to perform under the Lease and acknowledges that its execution of this Guaranty is a condition precedent to October 23rd Group’s performance under the Lease.

Agreements

In light of the foregoing, and in consideration of the covenants hereinafter expressed, Guarantor agrees:

1. Guarantors unconditionally guaranties to October 23rd Group the full, complete and timely performance of the Lease and all extensions, renewals, modifications and amendments thereof and the payment of any and all amounts payable of whatever nature with respect to the Lease.

2. Guarantor hereby waives each and every condition precedent to the enforcement of this Guaranty, whether required by law or otherwise. October 23rd Group shall not be required to pursue Obligor or any other person or entity that is or may be liable for performance of the Lease, whether by actions, judgment or execution, nor shall October 23rd Group be required to proceed against or preserve any security. October 23rd Group may proceed against Guarantor alone. It shall be no defense to the enforcement of this Guaranty that Obligor, any security or any other person has the liability for or ability to satisfy the Lease.

3. This Guaranty shall be fully assignable by October 23rd Group and its successors and assignees. Any such assignment shall not terminate the liability of Guarantor to October 23rd Group or its successors or assignees, and Guarantor shall continue to guaranty payment of the Lease and the other amounts payable hereunder to October 23rd Group and each and every such successor or assignee. The term “assignee” shall include assignees of October 23rd Group and each and every subsequent assignee.

4. In the event that October 23rd Group retains counsel for the enforcement of this Guaranty, Guarantor agrees to pay to October 23rd Group, in addition to the amounts payable hereunder, attorneys’ fees and costs for the enforcement of this Guaranty.

5. This Guaranty is a continuing guaranty, and no revocation or termination hereof shall affect in any manner the rights arising hereunder with respect to liabilities that shall have been created, contracted, assumed or incurred prior to receipt by October 23rd Group of written notice of such revocation or termination.

6. The obligations hereunder are independent of the Lease of Obligor.

7. Guarantor shall have no right of subrogation and does waive any right to enforce any remedy that October 23rd Group now has or may hereafter have against Obligor, and it waives any benefit of and any right to participate in any security now or hereafter held by October 23rd Group. Guarantor waives all presentments, demands for performance, notices of performance, protests, notices of protest, notices of dishonor, homestead exemption and notices of acceptance of this Guaranty.

8. Time shall be of the essence in the performance of all terms and conditions of this Guaranty.

9. This Guaranty shall inure to the benefit of and be binding upon the successors and assigns of the parties.

10. This Guaranty shall be construed pursuant to the laws of the State of Arizona.

11. Upon payment of the Lease and the other amounts payable hereunder in full, this Guaranty shall be released.

13. Obligor contemplates subleasing the Property to Kohl’s Department Stores, Inc. (“Kohl’s”). If Obligor or its successors or assigns construct a building upon the Property as contemplated in paragraph 3(b) of the Lease, then notwithstanding any provision of this Guaranty to the contrary, provided that the Lease is then in full force and effect and Obligor (or its successor or assigns) is not in default thereunder and there are no mechanics liens against the Property, this Guaranty shall terminate one (1) year after Kohl’s opens for business, and Guarantor shall have no more liability under this Guaranty. October 23rd Group agrees to provide Guarantor with written acknowledgment that Guarantor is no longer liable under this Guaranty upon the fulfillment of the above conditions and that Guarantor is then fully released from the obligations contained herein.

GUARANTOR:

CONTINENTAL PROPERTIES COMPANY, INC., a Wisconsin corporation

By:	/s/ Daniel J. Minahan
Daniel J. Minahan, President

OCTOBER 23RD GROUP:

OCTOBER 23RD GROUP L.L.C., an

Arizona limited liability company

By:	Mar Enterprises, L.L.C., an Arizona limited Liability company, its Managing Member

	By:	/s/ Steven A. Mar
Steven A. Mar, Authorized Signatory